                                                            Hollywood Park, Inc.
                                                                   Exhibit 10.51
                                                     To Form 10-Q, June 30, 1998

                        ASSIGNMENT OF OPTION AGREEMENT
                        ------------------------------

     THIS ASSIGNMENT OF OPTION AGREEMENT (the "ASSIGNMENT") is made this 2nd day of June, 1998, by DANIEL WEBSTER, a resident of the Commonwealth of Kentucky and MARSHA S. WEBSTER, a resident of the Commonwealth of Kentucky (together, the "ASSIGNOR") to PINNACLE GAMING DEVELOPMENT CORP., a Colorado corporation ("ASSIGNEE").

                                   RECITALS
                                   --------

     A. Assignor, as Buyers, and John Keeton and Dorothy Keeton (together, the "SELLERS") entered into that certain Option Agreement, dated November 9, 1997 (the "OPTION AGREEMENT"), whereby Assignor has the right or option to purchase and Sellers have the obligation to sell to Purchaser until December 31, 1998, or until December 31, 1999 if the option is extended, or until such later time as the parties may agree, certain real property located in Switzerland County, Indiana, as more particularly described in the Option Agreement (the "PROPERTY").

     B. Assignor, together with William G. Diuguid, Sara T. Diuguid, J.R. Showers, III and Carol A. Showers (collectively, the "LANDLORD") have entered into that certain Amended and Restated Option Agreement with Assignee dated of even date herewith, a copy of which is attached hereto as EXHIBIT A and
                                                          ---------
incorporated herein by reference (the "PARCEL B OPTION AGREEMENT").

     C. Assignor has agreed to assign all of its right, title and interest in and to the Option Agreement to Assignee.

     D. Assignee has agreed to accept the assignment of all Assignor's right, title and interest in and to the Option Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants, conditions, provisions and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Assignor does hereby assign to Assignee all of its right, title and interest in and to the Option Agreement upon the same covenants, terms, conditions and provisions as are contained therein, effective as of the earlier date of (a) Assignee's exercise of the Parcel B Option Agreement, or (b) the payment by Assignee of the First Option Extension Payment (as defined in the Parcel B Option Agreement) to Landlord (the "ASSIGNMENT DATE").

     2. Assignee does hereby accept the assignment of all Assignor's right, title and interest in and to the Option Agreement and does hereby assume Assignor's obligations thereunder.

     3. In addition to the mutual covenants and agreements contained herein, Assignee has contemporaneously herewith paid to Assignor Twenty Thousand Dollars ($20,000), the receipt and sufficiency of which is hereby acknowledged by Assignor. In addition, Assignee agrees to pay Fifty Thousand Dollars ($50,000) to Assignor upon the closing of the Property in accordance with the terms of the Option Agreement or Assignee or its direct affiliate otherwise acquires the Property.

     4. Assignor hereby represents and warrants to Assignee that Assignor has not heretofore assigned, conveyed, sold or granted any interest in the Option Agreement and that the Option Agreement is in full force and effect and neither party is in default thereunder.

     5. In the event Assignee fails to extend the Option as set forth in the Option Agreement, Assignee will promptly notify Assignor.

     6. Assignor and Assignee agree to release each other, and their respective agents, employees, representatives, members and successors (the "RELATED PARTIES") from and against any claims, demands, causes of action, losses, damages, liabilities, costs and expenses asserted against, or imposed upon or incurred by the Related Parties (including attorneys' fees and expenses), whether suit is instituted or not, (a) arising by reason or failure of Assignor or Assignee to perform or fulfill any of their obligations under the Option Agreement arising from and after the Assignment Date, or (b) arising out of or in accordance with the execution of the Option Agreement or the circumstances surrounding the execution of the Option Agreement.

     7. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective legal representatives, successors and assigns.

     8. This Assignment may be executed in any number of counterparts, each of which when executed and delivered shall be of the same binding effect as an original.

     9. Concurrently with execution of this Agreement the parties shall cause to be recorded in the real property records where the Property is located a memorandum of the Assignment in form of EXHIBIT A attached hereto.
                                        ---------

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Option Agreement as of the day and year first written above.

                             [INTENTIONALLY BLANK]

                            ASSIGNOR SIGNATURE PAGE
                            -----------------------


                                           "ASSIGNOR"


                                     /s/ Daniel Webster 06/04/98
                                   ---------------------------------------------
                                         Daniel Webster


                                     /s/ Marsha S. Webster 06/04/98
                                   ---------------------------------------------
                                   Marsha S. Webster

                            ASSIGNEE SIGNATURE PAGE
                            -----------------------


                                           "ASSIGNEE"

                                      PINNACLE GAMING DEVELOPMENT CORP.,
                                      a Colorado corporation


                                      By:  /s/ Robert F. List
                                         ------------------------------------
                                         Robert F. List, Treasurer


                                   EXHIBIT A

                                                            Hollywood Park, Inc.
                                                                   Exhibit 10.49
                                                     To Form 10-Q, June 30, 1998

                     AMENDED AND RESTATED OPTION AGREEMENT


     THIS AMENDED AND RESTATED OPTION AGREEMENT (this "AGREEMENT") is made as of June 2, 1998, by and among DANIEL WEBSTER, a resident of the Commonwealth of Kentucky, MARSHA S. WEBSTER, a resident of the Commonwealth of Kentucky, WILLIAM
G. DIUGUID, a resident of the Commonwealth of Kentucky, SARA T. DIUGUID, a resident of the Commonwealth of Kentucky, J.R. SHOWERS, III, a resident of the State of Indiana, and CAROL A. SHOWERS, a resident of the State of Indiana (collectively, "LANDLORD"), and PINNACLE GAMING DEVELOPMENT CORP., a Colorado corporation ("TENANT").

                                   RECITALS

     A. Landlord and Indiana Ventures LLC, a Nevada limited liability company ("INDIANA VENTURE"), entered into that certain Option Agreement (Expansion Parcel), dated December 22, 1995 (the "ORIGINAL AGREEMENT").

     B. Tenant has assumed all of Indiana Venture's right, title and interest in and to the Original Agreement.

     C. Landlord is the owner of that certain real property in Switzerland County, Indiana, described as Parcel B on EXHIBIT A (the "PROPERTY").
                                          ---------

     D. Tenant is an applicant for an Indiana Riverboat Owner's License to be issued by the Indiana Gaming Commission for the County of Switzerland, Indiana.

     E. In the event a Certificate of Suitability is awarded to Tenant, Tenant shall lease the Property and utilize the same for the development of a riverboat casino complex on the Property (the "PROJECT").

     F. Landlord and Tenant desire to amend and restate the Original Agreement in its entirety as hereinafter provided, and upon and subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, it is agreed as follows:

     1.   OPTION.  Landlord hereby grants to Tenant the exclusive and
          ------
irrevocable option (the "OPTION") to lease the Property, together with all improvements now and hereafter located thereon.

     2.   OPTION PAYMENT.  In consideration of this Option, Tenant has paid One
          --------------
Dollar ($1.00) to Landlord of even date hereof (the "OPTION PAYMENT"). The Option Payment is nonrefundable.

     3.   OPTION PERIOD.  The option to lease the Property granted by this
          -------------
Agreement shall be exercised by Tenant prior to 5:00 p.m. eastern standard time on the date which is ten (10) business days after the Tenant or its Affiliate (as defined in the Lease) is granted a Certificate of Suitability from the Indiana Gaming Commission (the "COMMISSION") to operate a riverboat casino on the Ohio River from Switzerland County, Indiana (a "CERTIFICATE"), provided, that Tenant's right to exercise the option to lease the Property granted by this Agreement shall expire on December 31, 1998 (the "OPTION EXPIRATION DATE") unless Tenant extends such date as herein provided. Tenant shall not be entitled to exercise the Option unless Tenant or its Affiliate receives a Certificate. Tenant shall be entitled to extend the Option Expiration Date to December 31, 1999 by written notice and payment of the sum of Fifty Thousand Dollars ($50,000.00) to Landlord on or before December 31, 1998 (the "FIRST OPTION EXTENSION PAYMENT"). Tenant shall be entitled to further extend the Option Expiration Date to December 31, 2000 by written notice and payment of the sum of Fifty Thousand Dollars ($50,000.00) to Landlord on or before December 31, 1999 (the "SECOND OPTION EXTENSION PAYMENT") (the First Option Extension Payment and the Second Option Extension Payment are hereinafter referred to together as the "OPTION EXTENSION PAYMENTS"). In the event the Option is exercised and the Lease (as hereinafter defined) is executed, the Option Extension Payments shall be credited against the Base Rent (as defined in the Lease) in accordance with the terms of the Lease.

     4.   EXERCISE OF OPTION.  Tenant shall exercise the Option within ten (10)
          ------------------
business days after the Tenant or its Affiliate receives a Certificate by delivery of a notice to Landlord indicating Tenant's decision to exercise the Option (the "NOTICE OF EXERCISE OF OPTION"). Within thirty (30) days after the Notice of Exercise of Option is delivered, Landlord and Tenant or any entity controlled or designated by Tenant shall each execute a lease agreement (the "LEASE") in substantially the form of EXHIBIT B attached hereto.
                                      ---------
Notwithstanding the foregoing, Tenant shall not exercise the Option unless Tenant shall concurrently exercise its option under that certain Option Agreement dated June 2, 1998 between Tenant and The Webster Family Limited Partnership and The Diuguid Family Limited Partnership (the "OTHER OPTION").

     5.   REMOVAL OF STRUCTURES.  Tenant shall advise Landlord within ten (10)
          ---------------------
days prior to the exercise of the Option whether or not Tenant intends to utilize the structures located on the Property. In the event Tenant intends not to utilize such structures, Landlord shall have the right to remove such structures from the Property at its sole cost and expense.

     6.   ACQUISITION OF LICENSE.  Tenant shall pay to Landlord the sum of One
          ----------------------
Hundred Thousand Dollars ($100,000.00) upon the occurrence of any of the following:

          a. Tenant or its Affiliate acquires an existing License (as hereinafter defined) or an interest in an existing License; or

          b. Casino Magic, Inc. is acquired by Hollywood Park, Inc. ("HOLLYWOOD") and Hollywood or its Affiliate is awarded a Certificate of Suitability to operate a riverboat casino on the Ohio River from a county other than Switzerland County, Indiana by the Commission.

          The term "LICENSE" shall mean an owner's License as defined in I.C.
(S) 4-33-2-15.

     7.   CERTIFICATE PAYMENT.  Within three (3) business days after Tenant or
          -------------------
its Affiliate is awarded a Certificate by the Commission, Tenant shall make a nonrefundable payment in the amount of Fifty Thousand Dollars ($50,000.00) to Landlord. Twenty-Five Thousand Dollars ($25,000.00) of such payment shall be credited against the Base Rent in accordance with the terms of the Lease.

     8.   LICENSE PAYMENT.  Within three (3) business days after Tenant or its
          ---------------
Affiliate is awarded a License by the Commission, Tenant shall make a nonrefundable payment in the amount of Fifty Thousand Dollars ($50,000.00) to Landlord. Twenty-Five Thousand Dollars ($25,000.00) of such payment shall be credited against the Base Rent in accordance with the terms of the Lease.

     9.   PERMIT APPLICATION.  Tenant shall, at its sole cost and expense,
          ------------------
diligently and actively pursue the processing of the existing permit application (i.e., Permit Application No. 199500322) that is on file with the U.S. Army Corp of Engineers. Landlord shall cooperate with Tenant and provide Tenant and/or any agent, representative or independent contractor of Tenant, complete access to the Property to conduct any and all environmental, archeological and engineering tests or studies with respect to the Property.

     10.  TERMINATION.  Tenant shall have the right to terminate this Agreement
          -----------
at any time prior to being awarded a Certificate. Landlord shall have the right to terminate this Agreement and the Tenant's right to exercise the Option in the event the Commission awards a fifth (5th) Certificate of Suitability to operate a riverboat casino on the Ohio River to any entity other than Tenant or its Affiliate.

     11.  LANDLORD'S COOPERATION.  Landlord shall cooperate fully with Tenant
          ----------------------
and shall execute on behalf of Tenant any documents necessary for Tenant to process the Property through local, city, state and county zoning and development processes. Prior to Tenant's exercise of the Option, Landlord shall not be obligated to cooperate with Tenant or execute any documents to process the Property through any zoning or development processes if such processes would result in an outcome that would be binding on the Property or Landlord if Tenant shall fail to lease the Property. Landlord acknowledges that the transaction contemplated in this Agreement is subject to regulation by governmental authorities having jurisdiction over gaming in Switzerland County, Indiana, and elsewhere (collectively referred to as "GAMING AUTHORITIES"). Landlord also acknowledges that Tenant conducts business pursuant to privileged licenses issued by Gaming Authorities. Accordingly, Landlord will fully cooperate with Tenant or any Gaming Authorities concerning any inquiries, investigations and requests for information made by any Gaming Authorities in connection with the gaming operations of Tenant or any entity or individual related to or affiliated with Tenant.

     12.  INFORMATION AND ACCESS.  Within two (2) weeks after the date hereof,
          ----------------------
Landlord shall deliver to Tenant copies of all surveys, permits, approvals, studies, analyses, maps, utility plans, engineering reports, soils reports, title reports, commitments and policies, and similar written instruments or documents relating to the Property in Landlord's possession or control not previously provided to Tenant (the "PROJECT DOCUMENTS"). Landlord shall immediately deliver to Tenant copies of all Project Documents that Landlord receives after the date hereof. Landlord shall give to Tenant and Tenant's counsel, accountants, and other representatives, full access during normal business hours throughout the Option Period to the Property and all of Landlord's books, contracts, commitments and records with respect to the Property and shall furnish Tenant during such period with all such information concerning its affairs as Tenant may request. Tenant may conduct such tests upon the Property as Tenant deems necessary, including, but not limited to, engineering and environmental tests. Tenant shall indemnify Landlord from any damages, costs or expenses arising out of Tenant's inspection, use or occupancy of the Property. Copies of any Project Documents not in Landlord's possession or control but which subsequently come into Landlord's possession or control shall be delivered immediately to Tenant.

     13.  REPRESENTATIONS AND WARRANTIES.  Landlord represents and warrants to
          ------------------------------
Tenant as follows:

          a. This Agreement constitutes legal, valid and binding obligations of Landlord, enforceable in accordance with its respective terms.

          b. Neither the execution, delivery or performance of this Agreement will breach any statute, law, ordinance, rule or regulation of any governmental authority or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or governmental authority to which Landlord or the Property is subject or any agreement or instrument to which it is party or by which it or the Property is bound, or constitute a default thereunder.

          c. No consent, approval or authorization of any governmental authority (except for the Gaming Authorities) or private party is required in connection with the execution, delivery and performance of this Agreement by Landlord.

          d. Landlord has good and marketable title to the Property. There are no monetary liens or encumbrances affecting the Property and Landlord will not cause or permit any such lien or encumbrance to be placed against the Property which has priority over the Memorandum of Option described in Section 28 below.

     14.  CONFIDENTIALITY.  Landlord and Tenant agree to treat confidentially
          ---------------
the existence and terms of this Agreement and any information, analyses, compilations, studies or other documents or records (collectively, the "CONFIDENTIAL MATERIAL") which Tenant or any of Tenant's directors, officers, employees, representatives, advisors or agents furnish to Landlord or Landlord's employees, representatives, advisors or agents, and vice-versa (the "RECIPIENTS"). Landlord and Tenant agree that the Confidential Material will be kept confidential by Landlord and Tenant and the other Recipients and that any such information will be disclosed only to Recipients who need to know such information and any of the Gaming Authorities, or any other State Agency that requests or requires such information and to no other persons (it being understood that (a) such Recipients shall be information by Landlord or Tenant, as the case may be, of the confidential nature of such information, shall be directed by Landlord to treat such information confidentially and shall agree to abide by the provisions of this Section, and (b) in any event, Landlord or Tenant, as the case may be, shall be responsible for any breach of this Section by any Recipient). The provisions of this Section shall survive the termination or expiration of this Agreement.

     15.  BROKERAGE FEES.  Each of the parties hereto represents to the other
          --------------
that it has not entered into any agreement for the payment of any fees, compensation or expenses to any person, firm or corporation in connection with the transactions provided for herein, and each agrees to hold and save the other harmless from any such fees, compensation or expenses which may be suffered by reason of any such agreement or purported agreement by the indemnifying party.

     16.  NOTICES.  Any and all notices and demands by any party hereto to any
          -------
other party required or desired to be given hereunder shall be in writing and shall be validly given or made only if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, or if made by Federal Express or other similar delivery service keeping records of deliveries and attempted deliveries or if sent by telecopy. Service by United States Mail or by Federal Express or other similar delivery service shall be conclusively deemed made on the first business day delivery is attempted or upon receipt, whichever is sooner. Service by telecopy shall be deemed made upon the next business day following confirmed transmission. The parties may change their address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the others, which notice of change of address shall not become effective, however, until the actual receipt thereof by the others.

     17.  GOVERNING LAW.  This Agreement shall be deemed to be made under the
          -------------
laws of the State of Indiana and for all purposes shall be governed by and construed in accordance with the laws thereof.

     18.  BINDING EFFECT.  Subject to any limitation on assignment set forth in
          --------------
this Agreement, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. It is specifically agreed that Tenant may not assign, transfer or convey any or all of its rights and obligations hereunder, by operation of law or otherwise, to any person or entity other than an Affiliate of Tenant without the Landlord's prior written consent. Landlord may not assign or transfer its rights and obligations under this Agreement, by operation of law or otherwise, without the prior consent of Tenant, which consent may be withheld in Tenant's sole discretion. Notwithstanding the foregoing, Tenant shall have the right to assign or transfer any or all of its rights and obligations under this Agreement to an Affiliate of Tenant. No consent shall be required with respect to an acquisition of the interests in Tenant of Hilton Hotel Corporation by Boomtown Hoosier, Inc. or an Affiliate thereof or a subsequent transfer of such beneficial interest to Horseshoe Gaming, Inc. or its Affiliate. Notwithstanding the foregoing, Landlord shall have the right to assign or transfer any or all of its rights and obligations under this Agreement to any blood relative(s) of Landlord or any corporation, trust, limited liability company or other entity which is controlled by or created for the benefit of Landlord or Landlord's blood relative without Tenant's consent or approval. Except as specifically provided above in this Section, this Agreement is not intended to, and shall not, create any rights in any person or entity whatsoever except Tenant and Landlord.

     19.  SEVERABILITY.  If any term, provision, covenant or condition of this
          ------------
Agreement or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable by the laws applicable thereto, such provision shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Agreement, all provisions, covenants, and conditions of this Agreement, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     20.  INTERPRETATION.  This Agreement is an agreement between financially
          --------------
sophisticated and knowledgeable parties and is entered into by the parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party who prepared (or caused the preparation of) this instrument or the relative bargaining power of the parties.

     21.  CALCULATION OF TIME PERIODS.  If any date herein set forth for the
          ---------------------------
performance of any obligation by Landlord or Tenant or for the delivery of any instrument or notice herein provided should be a Saturday, Sunday, or legal holiday, such performance or delivery may be made on the next business day following such Saturday, Sunday, or legal holiday. As used herein, the term "legal holiday" means any state or federal holiday for which financial institutions or post offices are closed in the local jurisdiction in which the Property is located, for observance thereof, and the term "business day" means any day which is not a Saturday, Sunday, or legal holiday.

     22.  EXHIBITS.  All exhibits referred to herein and attached hereto are
          --------
hereby made a part hereof and are incorporated herein by this reference.

     23.  ENTIRE AGREEMENT.  This Agreement contains the entire agreement
          ----------------
between the parties relating to the transactions contemplated hereby, and amends and restates in its entirety the Original Agreement, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

     24.  ATTORNEYS' FEES.  In the event any action or proceeding is commenced
          ---------------
by any party against any other in connection herewith, including but not limited to any proceeding in bankruptcy, the prevailing party shall be entitled to recover from the other party all costs and expenses, including, without limitation, reasonable attorneys' fees and costs incurred in such action or proceeding, including, but not limited to, any proceeding in bankruptcy, in addition to any other relief awarded by the court.

     25.  TIME OF ESSENCE.  Time is of the essence of this Agreement and all of
          ---------------
the terms, provisions, covenants and conditions hereof.

     26.  CAPTIONS AND PRONOUNS.  The captions appearing at the commencement of
          ---------------------
the sections hereof are descriptive only and for convenience in reference to this Agreement and in no way whatsoever define, limit, amplify or describe the scope or intent of this Agreement, nor in any way be used in interpreting the terms of this Agreement or affect this Agreement. Personal pronouns used herein shall be construed as though of the gender and number required by the context, and the singular shall include the plural and the plural the singular as may be required by the context.

     27.  FURTHER ASSURANCES.  In addition to the acts and deeds recited herein
          ------------------
and contemplated to be performed, executed and/or delivered by Landlord, Landlord shall, at Tenant's cost and expense, perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all further acts, deeds and assurances as may, from time to time, be reasonably requested by Tenant to consummate the transactions contemplated in this Agreement and for the better assuring to Tenant all of its rights hereunder.

     28.  COUNTERPARTS.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same Agreement. The parties contemplate that they might be executing counterparts of this Agreement by facsimile and agree and intend that a signature by facsimile machine shall bind each party so signing with the same effect as though the signature were an original signature.

     29.  MEMORANDUM OF OPTION.  Concurrently with execution of this Agreement
          --------------------
the parties shall cause to be recorded in the real property records where the Property is located a memorandum of the Option in form of EXHIBIT C attached
                                                          ---------
hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.


                             [INTENTIONALLY BLANK]

                            LANDLORD SIGNATURE PAGE



                                           LANDLORD:


                                        /s/ Daniel Webster
                                      ----------------------------------
                                      Daniel Webster


                                        /s/ Marsha Webster
                                      ----------------------------------
                                      Marsha Webster


                                        /s/ William G. Diuguid
                                      ----------------------------------
                                      William G. Diuguid


                                        /s/ Sara T. Diuguid
                                      ----------------------------------
                                      Sara T. Diuguid


                                        /s/ J.R. Showers, III
                                      ----------------------------------
                                      J.R. Showers, III


                                        /s/ Carol A. Showers
                                      ----------------------------------
                                      Carol A. Showers

                             TENANT SIGNATURE PAGE



                                           TENANT:

                                 PINNACLE GAMING DEVELOPMENT CORP.,
                                 a Colorado corporation


                                 By: /s/ Robert F. List
                                     ------------------------------------
                                         Robert F. List, Treasurer

                                   EXHIBIT B

                        ASSIGNMENT OF OPTION AGREEMENT
                        ------------------------------

     THIS ASSIGNMENT OF OPTION AGREEMENT (the "ASSIGNMENT") is made this 2nd day of June, 1998, by DANIEL WEBSTER, a resident of the Commonwealth of Kentucky and MARSHA S. WEBSTER, a resident of the Commonwealth of Kentucky (together, the "ASSIGNOR") to PINNACLE GAMING DEVELOPMENT CORP., a Colorado corporation ("ASSIGNEE").

                                   RECITALS
                                   --------

     A. Assignor, as Buyers, and John Keeton and Dorothy Keeton (together, the "SELLERS") entered into that certain Option Agreement, dated November 9, 1997 (the "OPTION AGREEMENT"), whereby Assignor has the right or option to purchase and Sellers have the obligation to sell to Purchaser until December 31, 1998, or until December 31, 1999 if the option is extended, or until such later time as the parties may agree, certain real property located in Switzerland County, Indiana, as more particularly described in the Option Agreement (the "PROPERTY").

     B. Assignor, together with William G. Diuguid, Sara T. Diuguid, J.R. Showers, III and Carol A. Showers (collectively, the "LANDLORD") have entered into that certain Amended and Restated Option Agreement with Assignee dated of even date herewith, a copy of which is attached hereto as EXHIBIT A and
                                                          ---------
incorporated herein by reference (the "PARCEL B OPTION AGREEMENT").

     C. Assignor has agreed to assign all of its right, title and interest in and to the Option Agreement to Assignee.

     D. Assignee has agreed to accept the assignment of all Assignor's right, title and interest in and to the Option Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants, conditions, provisions and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Assignor does hereby assign to Assignee all of its right, title and interest in and to the Option Agreement upon the same covenants, terms, conditions and provisions as are contained therein, effective as of the earlier date of (a) Assignee's exercise of the Parcel B Option Agreement, or (b) the payment by Assignee of the First Option Extension Payment (as defined in the Parcel B Option Agreement) to Landlord (the "ASSIGNMENT DATE").

     2. Assignee does hereby accept the assignment of all Assignor's right, title and interest in and to the Option Agreement and does hereby assume Assignor's obligations thereunder.

     3. In addition to the mutual covenants and agreements contained herein, Assignee has contemporaneously herewith paid to Assignor Twenty Thousand Dollars ($20,000), the receipt and sufficiency of which is hereby acknowledged by Assignor. In addition, Assignee agrees to pay Fifty Thousand Dollars ($50,000) to Assignor upon the closing of the Property in accordance with the terms of the Option Agreement or Assignee or its direct affiliate otherwise acquires the Property.

     4. Assignor hereby represents and warrants to Assignee that Assignor has not heretofore assigned, conveyed, sold or granted any interest in the Option Agreement and that the Option Agreement is in full force and effect and neither party is in default thereunder.

     5. In the event Assignee fails to extend the Option as set forth in the Option Agreement, Assignee will promptly notify Assignor.

     6. Assignor and Assignee agree to release each other, and their respective agents, employees, representatives, members and successors (the "RELATED PARTIES") from and against any claims, demands, causes of action, losses, damages, liabilities, costs and expenses asserted against, or imposed upon or incurred by the Related Parties (including attorneys' fees and expenses), whether suit is instituted or not, (a) arising by reason or failure of

Assignor or Assignee to perform or fulfill any of their obligations under the Option Agreement arising from and after the Assignment Date, or (b) arising out of or in accordance with the execution of the Option Agreement or the circumstances surrounding the execution of the Option Agreement.

     7. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective legal representatives, successors and assigns.

     8. This Assignment may be executed in any number of counterparts, each of which when executed and delivered shall be of the same binding effect as an original.

     9. Concurrently with execution of this Agreement the parties shall cause to be recorded in the real property records where the Property is located a memorandum of the Assignment in form of EXHIBIT A attached hereto.
                                        ---------

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Option Agreement as of the day and year first written above.

                             [INTENTIONALLY BLANK]

                            ASSIGNOR SIGNATURE PAGE
                            -----------------------


                                           "ASSIGNOR"


                                      _____________________________________

                                      Daniel Webster


                                      _____________________________________

                                      Marsha S. Webster

                            ASSIGNEE SIGNATURE PAGE
                            -----------------------


                                           "ASSIGNEE"

                                      PINNACLE GAMING DEVELOPMENT CORP.,
                                      a Colorado corporation


                                      By:_______________________________
                                            Robert F. List, Treasurer


                                   EXHIBIT B


                                     LEASE
                                     -----
                                  (PARCEL B)

          THIS LEASE is entered into this ____ day of _________, 199_, by and among DANIEL WEBSTER, a resident of the Commonwealth of Kentucky, MARSHA S. WEBSTER, a resident of the Commonwealth of Kentucky, WILLIAM G. DIUGUID, a resident of the Commonwealth of Kentucky, SARA T. DIUGUID, a resident of the Commonwealth of Kentucky, J.R. SHOWERS, III, a resident of the State of Indiana and CAROL A. SHOWERS, a resident of the State of Indiana (collectively, the "LANDLORD"), and PINNACLE GAMING DEVELOPMENT CORP., a Colorado corporation ("TENANT").

                                   RECITALS
                                   --------

          A. Landlord is the owner of certain unimproved real estate located in Switzerland County, Indiana, as more particularly described in

EXHIBIT A attached hereto and made a part hereof (the "REAL ESTATE");
---------

          B. Tenant desires to lease the Real Estate from Landlord for the purpose of developing and operating thereon riverboat gaming and other facilities;

          C. Landlord is willing to lease the Real Estate to Tenant for such purpose; and

          D. Landlord and Tenant desire to set forth their agreement with respect to the leasing of the Real Estate and certain other matters affecting the Real Estate and such improvements;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, Landlord and Tenant agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

          The following terms, when used in this Lease with initial capital letters, have the following respective meanings:

          "AFFILIATE" means any person or entity directly or indirectly controlling, controlled by, or under common control with Tenant; and when used with reference to an individual, includes any member of such person's immediate family. For purposes of this definition, "control" when used with respect to any specified person or entity means the power to direct the management and policies of such person or entity, directly or indirectly, whether through the ownership or control of fifty percent (50%) or more of the shares or other equity or beneficial interest or power to vote the same, or by the partnership or trust agreement or other instrument or contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "BASE RENT" has the meaning set forth in Section 4.01.

          "CERTIFICATE" shall mean a Certificate of Suitability issued by the Indiana Gaming Commission to operate a riverboat casino on the Ohio River from Switzerland County, Indiana.

          "CLOSING" has the meaning set forth in Section 7.01.

          "COMMENCEMENT DATE" shall mean the earlier of: (a) the date two (2) years after the Indiana Gaming Commission grants a Certificate to Tenant or its Affiliate; or (b) the date on which the Improvements are placed in operation as a riverboat gaming facility by Tenant or its Affiliate and is open to the public for gaming.

          "CONDEMNATION PROCEEDS" means the total aggregate award, including any award for Landlord's fee simple title, in the event of a total taking or Constructive Total Taking of the Leased Premises and Improvements.

          "CONSTRUCTIVE TOTAL TAKING" means a taking of such scope that, in Tenant's reasonable discretion, the remaining portion of the Leased Premises and Improvements is insufficient to permit the restoration of the Improvements so as to be suitable for the use permitted by Section 5.01.

          "ENVIRONMENTAL COMPLAINT" has the meaning set forth in Section 5.04.

          "ENVIRONMENTAL LAWS" means federal, state and local laws, statutes, ordinances, rules or regulations, effective on or after the date of execution of this Lease, relating to pollution or protection of the environment, including laws or regulations relating to emissions, discharges, releases or threatened releases of Hazardous Substances into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances or imposing standards of conduct or liability concerning underground storage tanks. Such laws shall include, but not be limited to, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. (S) 9601, et seq.; the
                                                                -- ---
Resource Conservation and Recovery Act, as amended, 42 U.S.C. (S) 3251 et seq.;
                                                                       -- ---
the Clean Air Act, as amended, 42 U.S.C. (S) 1857, et seq.; the Federal Water
                                                   -- ---
Pollution Control Act, as amended, 33 U.S.C. (S) 466 et seq.; and Indiana Code,
                                                     -- ---
Title 13 - Environment, as amended.

          "EVENT OF DEFAULT" has the meaning set forth in Section 18.01.

          "EXECUTION DATE" shall mean the date this Lease is executed by Landlord and Tenant.

          "EXTENSION TERM" has the meaning set forth in Section 3.02.

          "GROSS GAMING WIN" shall mean the "adjusted gross receipts" as defined in IC (S) 4-33-2-2 and reported to the Indiana Gaming Commission.

          "HAZARDOUS DISCHARGE" has the meaning set forth in Section 6.04.

          "HAZARDOUS SUBSTANCES" means (a) crude oil or any fraction thereof that is liquid at standard conditions of temperature and pressure, (b) any wastes, materials or substances that are radioactive, (c) any hazardous, toxic or special wastes, materials, substances, constituents, pollutants or contaminants (as defined by federal, state or local laws, statutes, ordinances, rules or regulations,) or (d) any other substances subject to federal, state or local regulation as potentially injurious to public health or welfare or the environment.

          "IMPROVEMENTS" means all buildings and related improvements, including (without limitation) landscaping, driveways, walkways, surface parking lots, golf courses, docking and mooring facilities and marina facilities, that are hereafter located or constructed by Tenant on the Real Estate and/or in the Ohio River in the vicinity of the Real Estate.

          "INDEX" means the Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W) Specified for All Items - United States (1982-84=100) published by the Bureau of Labor Statistics, United States Department of Labor; provided, however, that if such Index ceases to be published or is converted to a different standard or is otherwise revised, the Index shall be adjusted by any then applicable conversion factor or, failing that, by using published price or cost indices or published data which are as comparable as possible to the Index prior to its termination or revision.

          "INDIANA GAMING COMMISSION" means the commission established pursuant to the Indiana Riverboat Gambling Law, as amended, IC 4-33, et seq.
                                                            -- ---

          "LEASED PREMISES" has the meaning set forth in Section 2.01.

          "LICENSE" shall mean an owner's license as defined in I.C. (S) 4-33-2-15.

          "LICENSE DATE" shall mean the date on which the Indiana Gaming Commission grants a License to Tenant.

          "MORTGAGE" or "MORTGAGE LOAN" means so-called permanent loans and interim development or construction loans relating to and secured by a mortgage lien on Tenant's leasehold interest in the Leased Premises (or any part thereof) and/or the Improvements (or any part thereof) permitted under this Lease; and also shall refer to and include loan agreements, assignments, security agreements, financing statements and other documentation evidencing or securing such loans. Except with the prior written consent of Landlord, no loan or mortgage securing a loan by an Affiliate of Tenant shall be deemed to be a Mortgage Loan or Mortgage for purposes of this Lease.

          "MORTGAGEE" means the mortgagee or any assignee of the mortgagee under any Mortgage Loan.

          "ORIGINAL TERM" has the meaning set forth in Section 3.01.

          "OTHER LEASE" shall mean that certain Lease dated ___________________, between Tenant and The Webster Family Limited Partnership and The Diuguid Family Limited Partnership, collectively as Landlord.

          "OTHER LEASED PREMISES" shall mean the leased premises set forth in the Other Lease.

          "PURCHASE OPTION" has the meaning set forth in Section 7.01

          "PURCHASE PRICE" has the meaning set forth in Section 7.02.

          "REAL ESTATE TAXES" means and includes all ad valorem real property taxes and assessments levied upon or with respect to (or, if any such levy is upon or with respect to a parcel of real estate and improvements thereon of which the Leased Premises is a part, then the portion thereof properly allocable and relating to) the Leased Premises and Improvements (or any part thereof) and all taxes, levies and charges which may be levied or imposed by any governmental authority in replacement of, in lieu of, or in addition to ad valorem real property taxes, in whole or in part, including but not limited to a state or local option tax designed for property tax relief purposes, or a license or franchise fee measured by rents received from the Leased Premises and Improvements, or otherwise measured or based upon Tenant's or Landlord's interest in the Leased Premises and Improvements.

          "RENT" has the meaning set forth in Section 4.05.

          "TAXES" means all Real Estate Taxes, personal property taxes, special and general assessments, water and sewer service charges, licenses and permit fees, and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, which may be assessed, levied, or become due and payable with respect to, or become a lien on, the Leased Premises or Improvements (or any part thereof).

          "TERM" means the Original Term, together with all Extension Terms for which Tenant has properly exercised an option to extend the term of this Lease pursuant to Section 3.02.

          "UNAVOIDABLE DELAY" means and includes any delay caused by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, fire or other casualty, "acts of God", restrictive governmental authority, riots, insurrection, war, the act, or failure to act by the Indiana Gaming Commission, or the act, failure to act, or default of the other party, or other reason beyond the subject party's reasonable control and not avoidable by reasonable diligence.

          "UTILITY EXPENSES" means and includes all charges relating to the providing of water, steam, heat, cooling, gas, electricity, light, sewer, telephone, television, telecommunications, security, fire protection, trash collection and other similar services furnished to all or any part of the Leased Premises and Improvements during the Term.

                                  ARTICLE II
                                  ----------

                                LEASED PREMISES
                                ---------------

          SECTION 2.01.  LEASED PREMISES.  Landlord hereby leases to Tenant and
          ------------   ---------------
Tenant hereby leases from Landlord, upon and subject to the terms, conditions, covenants and provisions hereof, the Real Estate and all rights, interests, and easements in any way now or hereafter appurtenant thereto, (the Real Estate and such appurtenant rights, interests and easements are hereafter referred to collectively as the "LEASED PREMISES").

          SECTION 2.02.  LEASEHOLD TITLE.  The leasehold estate created by this
          ------------   ---------------
Lease and Tenant's rights hereunder are subject to the following:

          (a) The lien of all Real Estate Taxes, all general and special assessments and all other governmental dues, charges and impositions not delinquent;

          (b) All easements, restrictions, agreements, covenants and other matters of record;

          (c) All rights of the public, the State of Indiana and any political subdivision of the State of Indiana (including without limitation counties and municipalities) in and to that part of the Real Estate (if any) taken or used for highways, streets, rights-of-way and related purposes;

          (d) All applicable zoning, building and land use and other governmental restrictions, laws, ordinances, rules and regulations;

          (e) All matters that would be discovered or disclosed by an accurate inspection and Indiana Land Title Association minimum standard detail survey of the Real Estate (including gaps (if any)); and

          (f) Flowage easements for the Ohio River.

          SECTION 2.03.  COVENANT OF QUIET ENJOYMENT.  Landlord covenants and
          ------------   ---------------------------
agrees that Tenant, upon paying the Rent to be paid by it as herein provided and upon keeping, observing and performing all other covenants and agreements to be kept, observed or performed by it hereunder, shall at all times during the Term have the peaceable and quiet enjoyment and possession of the Leased Premises, without hindrance from Landlord or anyone claiming under Landlord, subject to matters to which this Lease is subject as provided in the foregoing Section 2.02.

          SECTION 2.04.  AS IS CONDITION.  Tenant's acceptance of the Leased
          ------------   ---------------
Premises is AS IS, WHERE IS and without warranty of any kind as to condition, fitness for Tenant's purposes or otherwise.

                                  ARTICLE III
                                  -----------

                                     TERM
                                     ----

          SECTION 3.01.  TERM.  The original term of this Lease (the "ORIGINAL
          ------------   ----
TERM") shall commence on the ninetieth (90th) day following the Execution Date and, unless sooner terminated as provided in this Lease, shall end at 11:59 p.m. Eastern Standard Time on the day before the fifth (5th) anniversary of the License Date.

          SECTION 3.02.  EXTENSION OF TERM. The term of this Lease shall be
          ------------   -----------------
automatically extended for nine (9) consecutive periods of five (5) years each (each such period being referred to herein as an "EXTENSION TERM") upon the following conditions:

          (a) Tenant shall be in full compliance with all terms, covenants and conditions of this Lease on the last day of the Original Term or the Extension Term then expiring (as applicable);

          (b) Tenant shall have obtained from the Indiana Gaming Commission a renewal of its License prior to the last day of the Original Term or the Extension Term then expiring (as applicable); and

          (c) Tenant shall not have given the Landlord notice of termination of this Lease prior to the last day of the Original Term or the Extension Term then expiring (as applicable).

          SECTION 3.03.  HOLDING OVER.  In the event Tenant shall remain in
          ------------   ------------
possession of the Leased Premises with the consent of Landlord after the expiration of the Term and without any extension thereof, Tenant shall be deemed to be occupying the Leased Premises as a tenant from month-to-month at a monthly rental equal to one hundred fifteen percent (115%) of one-twelfth of the Base Rent payable by Tenant for the last twelve months of the Term and subject to all other covenants, terms and conditions of this Lease insofar as the same shall be applicable to a month-to-month tenancy. Such month-to-month tenancy shall be terminable by either party upon thirty (30) days written notice to the other given as of and prior to the end of any calendar month.

                                  ARTICLE IV
                                  ----------

                                     RENT
                                     ----

          SECTION 4.01.  BASE RENT.  Commencing on the Commencement Date and
          ------------   ---------
throughout the Term thereafter, Tenant shall pay to Landlord annual rent in an amount equal to One Hundred Thousand Dollars ($100,000) (the "BASE RENT").

          SECTION 4.02.  PAYMENTS OF RENT.  The Base Rent shall be payable, in
          ------------   ----------------
arrears, in monthly installments, commencing on the Commencement Date and continuing on the fifteenth (15th) day of each calendar month thereafter during the Term. If the Commencement Date is a day other than the first day of a calendar month, the first monthly installment of the Base Rent shall be prorated on a daily basis using for purposes of such proration the number of days which would have been in such first monthly installment period if the Commencement Date had been the first day of the calendar month. The monthly installment payment to Landlord on account of the Base Rent shall be equal to one twelfth (1/12) of the Base Rent for such calendar year or partial calendar year.

          SECTION 4.03.  CREDIT FOR CERTIFICATE PAYMENT.  Landlord shall credit
          ------------   ------------------------------
the sum of Twenty-Five Thousand Dollars ($25,000), fifty percent (50%) of the nonrefundable payment paid by Tenant to Landlord upon the award the Certificate to Tenant or its Affiliate pursuant to that certain Option to Lease Agreement between Tenant and Landlord pursuant to which this Lease is executed, against the first installments of Base Rent due under this Lease.

          SECTION 4.04.  CREDIT FOR LICENSE PAYMENT.  Landlord shall credit the
          ------------   --------------------------
sum of Twenty-Five Thousand Dollars ($25,000), fifty percent (50%) of the nonrefundable payment paid by Tenant to Landlord upon the award the License to Tenant or its Affiliate pursuant to that certain Option to Lease Agreement between Tenant and Landlord pursuant to which this Lease is executed, against the first installments of Base Rent due under this Lease.

          SECTION 4.05.  RENT DEFINED.  The term "RENT" as used herein shall
          ------------   ------------
mean and include Base Rent and all additional sums, charges or amounts of whatever nature to be paid by Tenant to Landlord in accordance with the provisions of this Lease, whether or not such sums, charges or amounts are referred to as rent. All payments of Rent shall be made to Landlord at Landlord's address for notice hereunder, or at such other place or to such other person, firm or corporation as Landlord shall designate by notice to Tenant. Rent shall be paid (i) without relief from valuation and appraisement laws, (ii) without notice, demand, offset, deduction or counterclaim and (iii) with costs of collection and reasonable attorneys' fees.

          SECTION 4.06.  RENT TO BE NET TO LANDLORD.  It is the intention of the
          ------------   --------------------------
parties that the Rent payable hereunder shall be net to Landlord and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Leased Premises and Improvements shall be paid by Tenant.

          SECTION 4.07.  INTEREST.  Any Rent not paid within fifteen (15) days
          ------------   --------
after the same is due shall bear interest from the date payment is due until paid in full at the rate of four percent (4%) per annum above the rate announced or published as such from time to time by Bank One, Indianapolis, N.A., or any successor thereof, as its "prime rate."

                                   ARTICLE V
                                   ---------

                            USE OF LEASED PREMISES
                            ----------------------

          SECTION 5.01.  PERMITTED USES.  Tenant shall initially use and occupy
          ------------   --------------
the Leased Premises for the purpose of constructing thereon the Improvements described in Tenant's riverboat owner's license application filed with the Indiana Gaming Commission. After the completion of the Improvements, Tenant shall continually use and operate such Improvements for the purposes for which such Improvements were designed and shall continually use and operate the Leased Premises for uses reasonably required for, or complementary to, the use and operation of such Improvements. Without limiting the generality of the foregoing, the Leased Premises shall at all times during the Term be used as the site where Tenant's riverboat(s) moor for purposes of embarking passengers for and disembarking passengers from gambling excursions. Tenant shall cause the gaming and other related facilities operated from the Leased Premises to be operated in a first class manner and to be open for business to the public during such hours and on such dates that are commercially reasonable and customary in the riverboat gaming industry.

          SECTION 5.02.  COMPLIANCE WITH LAWS, INSURANCE POLICIES.  During the
          ------------   ----------------------------------------
Term, Tenant, at its expense, shall observe and comply with all applicable federal, state and local statutes, laws, ordinances, rules and regulations (including, without limitation, the Americans with

Disabilities Act and all Environmental Laws), with all orders and requirements of all governmental authorities, and with all orders, rules and regulations of the National Board of Fire Underwriters, the Indiana Board of Fire Underwriters, or any other body or bodies exercising similar functions, affecting the Leased Premises, or any part thereof, or the construction of the Improvements or the use or manner of use of the Leased Premises and Improvements. Tenant, at its expense, shall have the right to contest by appropriate legal proceedings, the validity or application of any statute, law, ordinance, rule, regulation, order or requirement of the nature referred to in this Section 5.02. If compliance with any such statute, law, ordinance, rule, regulation, order or requirement legally may be delayed pending the prosecution of any such proceeding, Tenant may delay such compliance until a final determination of such proceeding. Tenant shall take all actions, and not fail to take any actions, required or reasonably necessary to obtain and thereafter maintain a License that allows Tenant to own and operate a riverboat casino on the Ohio River from Switzerland County, Indiana.

          SECTION 5.03.  NEGATIVE COVENANTS.  Tenant shall not (a) commit or
          ------------   ------------------
permit any waste to the Leased Premises or the Improvements, (b) cause or permit any nuisance (public or private) to occur or exist in or on the Leased Premises or Improvements, or (c) permit the use of the Leased Premises or Improvements for any lewd or lascivious purpose.

          SECTION 5.04.  HAZARDOUS SUBSTANCES.
          ------------   --------------------

               (a) Landlord makes no representations or warranties, express or implied, concerning the presence or absence of (i) Hazardous Substances on, under or about the Leased Premises or (ii) any contamination of the soil, surface water or ground water on, under or about the Leased Premises by Hazardous Substances. Tenant, at its expense and prior to the commencement of any excavation or filling of the Leased Premises or the construction of any Improvements on the Leased Premises, shall conduct such environmental assessments and environmental testing and sampling as Tenant deems necessary to identify the presence of any Hazardous Substances on, under or about the Leased Premises or the presence of contamination of the soil, surface water or ground water on, under or about the Leased Premises by Hazardous Substances. If such environmental assessments, testing and/or sampling disclose the presence of any Hazardous Substances on, under or about the Leased Premises or contamination of the soil, surface water or ground water on, under or about Leased Premises by Hazardous Substances, Tenant, at its expense, shall remove or remediate such Hazardous Substances or contamination to the extent required by, and in a manner that complies with, all applicable Environmental Laws before proceeding with any excavation or filling of the Leased Premises or the construction of any Improvements thereon. If and to the extent requested by Landlord, Tenant shall provide Landlord with copies of (i) all environmental assessments and reports of any environmental testing and sampling with respect to the Leased Premises, (ii) all written recommendations from environmental consultants or engineers for the removal or remediation of any Hazardous Substances on, under or about the Leased Premises or the remediation of any contamination of the soil, surface water or ground water on, under or about the Leased Premises by Hazardous Substances, and
(iii) all documents filed with or issued by any governmental authority relating to the foregoing.

               (b) Tenant shall not place or install any underground storage tanks on the Leased Premises. Tenant shall not permit any Hazardous Substances to be placed, held or located on or at the Leased Premises, other than Hazardous Substances of a nature and in amounts normally present in or on, or used in connection with the operation of, commercial and retail facilities of the type constructed on the Leased Premises. Tenant shall not permit any Hazardous Substances to be disposed of or released upon the Leased Premises. To the extent any Hazardous Substances permitted to be placed, held, or located on or at the Leased Premises are regulated by any Environmental Laws, Tenant shall place, hold, locate or dispose of such Hazardous Substances in strict compliance with such applicable law.


               (c) If Tenant has knowledge of or receives any notice of (i) the release, spill, discharge or emission of any Hazardous Substance from the Leased

Premises into the environment (including, without limitation, ambient air, surface water, groundwater or land (a "HAZARDOUS DISCHARGE") or (ii) any inquiry, complaint, order, citation or notice with regard to the presence of any Hazardous Substances on or under the Leased Premises or a Hazardous Discharge from the Leased Premises (an "ENVIRONMENTAL COMPLAINT") from any person or entity, including (without limitation) the United States Environmental Protection Agency and the Indiana Department of Environmental Management or any successor agency, Tenant shall give immediate notice thereof to Landlord disclosing full details of the Hazardous Discharge or Environmental Complaint, as applicable.

               (d) Tenant shall indemnify and hold harmless Landlord, its affiliated entities, and their respective officers, directors, agents and employees from and against all damages, liability, losses, fines, penalties, costs and expenses, including (but not limited to) court costs, attorneys' fees and costs of removal or remediation of any Hazardous Substances or any contamination of soil, surface water or ground water by Hazardous Substances, arising out of, resulting from or in any way connected with (i) any breach or default by Tenant in the observance or performance of its covenants under the foregoing paragraphs (a) or (b), (ii) any violation of any Environmental Laws pertaining to the Leased Premises or Improvements or any activity thereon by Tenant or anyone else (other than Landlord) during the Term, (iii) any Environmental Complaint, whether meritorious or not, arising from any act or omission of Tenant or anyone else (other than Landlord) during the Term or (iv) any Hazardous Discharge occurring during the Term. Tenant's indemnification obligations hereunder shall be in addition to any and all other obligations and liabilities Tenant may have to Landlord at law or in equity, including, without limitation, the obligation Tenant has to indemnify and hold Landlord harmless under that certain Option to Lease Agreement between Tenant and Landlord pursuant to which this Lease is executed. Tenant's indemnification obligations hereunder shall survive the expiration or earlier termination of the Term and any transfer by Landlord of title to the Leased Premises.

               (e) Tenant, for itself and, to the extent permitted by law, for and on behalf of its successors, assigns, licensees and subtenants, hereby waives and releases any and all causes of action, claims or demands of whatsoever kind or nature that Tenant or its successors, assigns, licensees or subtenants now have or hereafter may have against Landlord, its affiliated entities, and their respective officers, directors, agents and employees, including (without limitation) claims for contribution for costs of the removal or remediation of Hazardous Substances on, under or about the Leased Premises or the remediation of any contamination of the soil, surface water or ground water on, under or about the Leased Premises by Hazardous Substances, arising out of or in connection with, resulting from or in any way related to the presence of Hazardous Substances on, under or about the Leased

     Premises or any contamination of the soil, surface water or ground water on, under or about the Leased Premises by Hazardous Substances.

                                  ARTICLE VI
                                  ----------

                            RIGHT OF FIRST REFUSAL
                            ----------------------

          During the Term of this Lease, Tenant shall have the right of first refusal concerning the purchase of the Leased Premises on the terms hereinafter set forth. If at any time during the Term, Landlord shall receive a bona fide offer, other than at public auction, from a third person (who does not have the power of eminent domain) for the purchase of the Leased Premises, which offer Landlord shall desire to accept, Landlord shall promptly deliver to Tenant a copy of such offer, and Tenant may, within sixty (60) business days thereafter, elect to purchase the Leased Premises on the same terms as those set forth in such offer. If Tenant shall not accept such offer within the time specified therefor and the Landlord shall close upon the sale of the Leased Premises pursuant to the terms of such third party offer, the right of refusal shall cease to exist, but this Lease shall continue otherwise on all of the other terms, covenants and conditions of this Lease. This right of first refusal shall be inapplicable to a transfer by way of sale, gift or devise, including a trust, to or for a party related to Landlord or an Affiliate of Landlord, or to any transfer from one such related or affiliated party to another, but shall apply to any such transfer to a unrelated or non affiliated third party. If the Leased Premises shall be conveyed to the Tenant under this right of first refusal, any prepaid Rent shall be apportioned and applied on account of the purchase price.

                                  ARTICLE VII
                                  -----------

                                PURCHASE OPTION
                                ---------------

          SECTION 7.01  OPTION TO PURCHASE.  So long as this Lease is then in
          ------------  ------------------
full force and effect and Tenant is not in default hereunder, Tenant shall have the option to purchase the Leased Premises on, or after, the twentieth (20th) anniversary of the Commencement Date (the "PURCHASE OPTION") provided that Tenant notify Landlord of its exercise of the Purchase Option and Tenant specifies a time and place for closing (the "CLOSING").

          SECTION 7.02  PURCHASE PRICE.  The purchase price to be paid by Tenant
          ------------  --------------
to Landlord for the Leased Premises, together with the Other Leased Premises, shall be Thirty Million Dollars ($30,000,000), subject to adjustments provided for in this Lease (the "PURCHASE PRICE"). The Purchase Price shall be adjusted by the percentage increase in the Index from the most recently published Index prior to the Commencement Date and the most recently published Index prior to the date that Tenant exercises the Purchase Option; provided, that the Purchase Price shall never be less than Thirty Million Dollars ($30,000,000). The portion of the Purchase Price payable to Landlord and allocated to the Leased Premises is Three Million Dollars ($3,000,000).

          SECTION 7.03  OPTIONS EXERCISED CONCURRENTLY.  Tenant shall not
          ------------  ------------------------------
exercise the option set forth in this Article VII unless Tenant shall concurrently exercise the purchase option set forth in the Other Lease.

          SECTION 7.04  ITEMS DELIVERED AT CLOSING.  At the Closing, Landlord
          ------------  --------------------------
shall convey title to the Leased Premises to Tenant by limited/special warranty deed subject only to matters existing on the date of Tenant's title insurance policy in place as of the date of Closing and matters caused or created by Tenant.

          SECTION 7.05  MISCELLANEOUS ITEMS AND COSTS.  Rent shall be prorated
          ------------  -----------------------------
as of the date of the Closing. At the Closing, Landlord shall provide Tenant with a suitable affidavit satisfying the requirements of the Internal Revenue Code relating to withholding of a portion of the Purchase Price in the event of a purchase from a foreign person.

          Landlord shall promptly upon request prepare, execute and deliver such further documents, and shall promptly obtain beneficiary statements and similar certificates and perform such other acts as shall from time to time be reasonably required in effecting the Closing and conveying, assigning, transferring and confirming unto Tenant the Leased Premises and the rights to be conveyed or assigned.

                                 ARTICLE VIII
                                 ------------

                          ASSIGNMENT AND ENCUMBRANCES
                          ---------------------------

          SECTION 8.01.  ASSIGNMENT AND SUBLEASES.  Except as hereafter
          ------------   ------------------------
expressly provided in this Section 8.01 or in Section 15.02, Tenant shall not assign, sell or transfer this Lease or title to the Improvements or any interest therein or sublease or lease all or any part of the Leased Premises and/or Improvements without the prior written consent of Landlord, which consent may not be unreasonably withheld, conditioned or delayed so long as Tenant remains fully liable for the obligations under the terms of the Lease. Notwithstanding the foregoing, Tenant shall have the right to assign, sell or transfer this Lease or title to the Improvements or any interest therein to: (i) any entity whose share of stock are publicly traded on a national stock exchange, or (ii) any entity having a net worth of not less than One Hundred Million Dollars ($100,000,000). In no event shall Tenant assign or transfer this Lease or title to the Improvements to any person or entity that does not hold a riverboat owner's license for Switzerland County, Indiana. Any assignment or transfer by operation of law (voluntary or involuntary), merger, conversion or reorganization, any assignment or transfer to a receiver or trustee in any federal or state bankruptcy, insolvency or other proceeding shall constitute an assignment or transfer for purposes of this Lease. Any change in control of Tenant or of any entity controlling shall not constitute an assignment or transfer for purposes of this Lease. For purposes of this Section 8.01, "control" means the power to direct the management and policies of Tenant, directly or indirectly, whether through the ownership or control of fifty percent (50%) or more of the shares or other equity or beneficial interest or power to vote the same, or by the partnership or trust agreement or other instrument or contract or otherwise; and the term "controlling" has the meaning correlative to the foregoing. The foregoing restrictions of this Section 7.01 shall not apply to an assignment or transfer by reason of foreclosure or a deed in lieu of foreclosure to any Mortgagee or to an assignment or transfer by reason of condemnation or deed in lieu of condemnation to any condemning authority. In addition, Tenant shall be entitled to sublease retail space in the Improvement in the ordinary course of business without the requirement of any consent of Landlord.

          SECTION 8.02.  ENCUMBRANCES.  Except for Mortgages meeting the
          ------------   ------------
requirements of Section 15.02, Tenant shall have no right to mortgage, pledge or otherwise encumber its interest under this Lease or the Leased Premises and/or Improvements, or any part thereof, without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole discretion.

          SECTION 8.03.  GENERAL.  The consent by Landlord under the foregoing
          ------------   -------
Sections 8.01 or 8.02 to any assignment, sale, transfer, letting or encumbrance shall not constitute a waiver of the requirement of consent to any subsequent assignment, sale, transfer or letting or encumbrance. No assignment or transfer by Tenant permitted hereby shall operate as a release of Tenant from its obligations hereunder, and Tenant shall remain jointly and severally liable with such assignee or transferee for the continuing obligations of the Tenant hereunder. Any purported assignment, sale, transfer, or letting in violation of this Article VII shall be void and of no force and effect.

                                  ARTICLE IX
                                  ----------

                          TAXES AND UTILITY EXPENSES
                          --------------------------

          SECTION 9.01.  PAYMENT OF TAXES AND UTILITY EXPENSES.  Tenant shall
          ------------   -------------------------------------
pay and discharge punctually, as and when the same shall become due and payable (except as otherwise provided in Section 9.02):

          (a) all Taxes which are assessed with respect to the Leased Premises and the Improvements, or any part thereof, or any appurtenances or equipment thereon owned by or leased to Tenant for any calendar year (or part thereof) within the Term, together with all interest and penalties thereon. Real Estate Taxes assessed for the calendar year in which the Term commences and ends shall be prorated and paid as provided in Section 9.02; and

          (b)  all Utility Expenses commencing with the Commencement Date.

          Tenant shall be deemed to have complied with the covenants of this
Section 8.01 if payment of Taxes and Utility Expenses shall have been made either within any period allowed by applicable law before the same shall become a lien upon the Leased Premises or Improvements; or, if the Tax or Utility Expense constitutes a lien before it is due and payable, then, before any penalty or interest is assessed with respect thereto. Tenant shall furnish
Landlord with satisfactory evidence of payment of Real Estate Taxes and any other payment hereunder if requested to do so by Landlord in writing.

          Notwithstanding anything in this Section 8.01 to the contrary, in the event the Leased Premises and Improvements (or any part thereof) are assessed for Real Estate Tax purposes as part of a larger parcel that is owned by Landlord, Tenant shall pay to Landlord on or before ten (10) days prior to the date the Real Estate Taxes with respect to such larger parcel are due and payable by Landlord (i) Tenant's proportionate share (determined on the basis of acreage) of the Real Estate Taxes assessed for land with respect to such larger parcel for land and (ii) the Real Estate Taxes assessed with respect to the Improvements; and Landlord shall, following receipt of such payment from Tenant, pay the Real Estate Taxes for such larger parcel.

          SECTION 9.02.  PRORATION OF REAL ESTATE TAXES.  Real Estate Taxes
          ------------   ------------------------------
assessed for the calendar years in which the Term commences and ends shall be prorated based upon the number of days within each such calendar year as shall fall within the Term. Landlord shall reimburse Tenant for Landlord's pro rata share of the Real Estate Taxes assessed for the calendar year in which the Term commences promptly upon receipt by Landlord of satisfactory evidence of the payment of such Real Estate Taxes by Tenant. Tenant shall pay on the date of termination of this Lease all Real Estate Taxes due and payable during the calendar year in which the Term ends and Tenant's pro rata share of Real Estate Taxes assessed for the calendar year in which the Term ends. If the amount of such Real Estate Taxes is not then determined, the most recently available tax rates and assessed valuations shall be used in determining the amount to be paid under this Section 9.02.

          SECTION 9.03.  RIGHT TO CONTEST.  Tenant shall have the right to
          ------------   ----------------
contest all Taxes and Utility Expenses referred to in Section 9.01 by appropriate legal proceedings, or in such other manner as it may deem appropriate. Such legal proceedings shall include any and all appropriate appeals or other proceedings and appeals from orders, judgments or decrees so long as the same are sufficient to prevent a foreclosure sale. Tenant shall conduct all such proceedings at its expense. Landlord, in its capacity as the fee simple owner of the Real Estate, shall execute all documents reasonably required for such proceedings. Tenant shall reimburse Landlord for any costs or expenses incurred by Landlord in connection therewith. Notwithstanding the foregoing, Tenant shall pay any such Taxes or Utility Expenses prior to the time the Leased Premises or Improvements (or any part thereof) shall become subject to sale upon foreclosure of the lien therefor.

          SECTION 9.04.  DISTRIBUTION OF OVERPAYMENT.  If there shall be any
          ------------   ---------------------------
refunds or rebates on account of Taxes or Utility Expenses paid by Tenant under the provisions of this Lease, such refund or rebate shall belong to Tenant, whether or not received by Landlord during the Term; provided, however, that in the event of a refund or rebate resulting from the contest of Real Estate Taxes, Landlord shall be entitled to its proportionate share of such refund or rebate if the Real Estate Taxes were assessed on a larger parcel owned by Landlord of which the Leased Premises and/or Improvements are a part. Any refunds so received by Landlord shall be deemed to be received by Landlord in trust for Tenant and shall be paid to Tenant forthwith. Landlord will, upon request of

Tenant, sign any receipts which may be necessary to secure the payment of any such refund or rebate.

          SECTION 9.05.  SEPARATE ASSESSMENTS.  If the Leased Premises is part
          ------------   --------------------
of a larger parcel that is owned by Landlord, Landlord shall make such application as may be necessary or appropriate to obtain separate tax assessments for the Leased Premises and Improvements. Tenant shall reimburse Landlord for any costs or expenses incurred by Landlord in connection therewith.


                                   ARTICLE X
                                   ---------

                            MAINTENANCE AND REPAIRS
                            -----------------------

          Tenant shall at all times during the Term, at its expense, keep and maintain or cause to be kept and maintained the Leased Premises and Improvements in a first class, clean and safe condition and repair and in compliance with all applicable federal, state and local statutes, laws, ordinances, rules and regulations and all applicable orders and requirements of governmental authorities, including (without limitation) the making of all necessary structural repairs and replacements. Landlord shall not be required to furnish any services or facilities or to make any improvements, repairs or alterations in or to the Leased Premises or the Improvements during the Term.


                                  ARTICLE XI
                                  ----------

                       MECHANICS' LIENS; INDEMNIFICATION
                       ---------------------------------

          SECTION 11.01.  MECHANICS' LIENS.  Tenant shall promptly after the
          -------------   ----------------
filing thereof discharge of record, at Tenant's expense, any mechanics', materialmen's or other lien, or notice of intention to file any such lien, filed against the Leased Premises or Improvements or any part thereof or interest therein; provided that Tenant shall have the right to contest the validity of any such lien in any manner permitted by law so long as Tenant (a) shall provide to Landlord, title insurance, an indemnity, bond or other assurance or security reasonably satisfactory to Landlord; and (b) shall thereafter diligently proceed to cause such lien or notice of intention to file a lien to be removed and discharged. If Tenant shall fail to so discharge, or to seek to discharge, any such lien or notice of intention to file a lien, then Landlord may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount claimed or in such other manner as is or may be permitted by law, and Tenant shall reimburse and indemnify Landlord in respect thereto.

          SECTION 11.02.  INDEMNIFICATION BY TENANT.  Subject to the provisions
          -------------   -------------------------
of Section 12.05 and regardless of whether or not caused or alleged to be caused by the several, joint, concurrent or comparative negligence, but not sole negligence, of Landlord, Tenant shall, at its sole cost and expense, indemnify and save harmless Landlord against and from any and all liability, damages, losses, fines, penalties, costs and expenses (including, but not limited to, court costs and attorneys' fees) arising out of, resulting from or in any way connected with: (a) Tenant's possession, use or control of the Leased Premises or Improvements or any part thereof during the Term, (b) any condition of the Leased Premises or Improvements or any part thereof during the Term, (c) any breach or default on the part of Tenant in the performance of any covenant or agreement to be observed or performed by Tenant pursuant to the terms of this Lease, (d) any willful or negligent act or omission of Tenant, or any of its agents, contractors, licensees, subtenants or its or their employees, customers or invitees, or (e) any accident, injury to or death of persons or damage to property whatsoever in or about the Leased Premises or Improvements or any part thereof during the Term. In case any claim, action or proceeding covered by the preceding indemnification provisions shall be brought against Landlord, Tenant, upon written notice from Landlord, shall defend such action or proceeding with counsel acceptable to Landlord.

          Tenant's indemnification obligations hereunder shall be in addition to any and all other obligations Tenant may have to Landlord at law or in equity and shall survive the expiration or earlier termination of the Term and any transfer by Landlord of title to the Leased Premises.

                                  ARTICLE XII
                                  -----------

                                   INSURANCE
                                   ---------

          SECTION 12.01.  LIABILITY INSURANCE.  Tenant shall maintain and keep
          -------------   -------------------
in force at all times during the Term, with an insurance company or companies licensed to do business in the State of Indiana and otherwise acceptable to Landlord (a) comprehensive general public liability insurance covering any and all claims for injuries to or death of persons or damage to property occurring in or upon the Leased Premises and Improvements and having initial minimum levels of combined coverage for bodily injury (including death resulting therefrom) and property damage, including umbrella coverage, of not less than Ten Million Dollars ($10,000,000.00), for each occurrence and on an annual aggregate basis and (b) workmen's compensation and employer's liability insurance in such amounts as shall be required by law from time to time, but in no event less than One Hundred Thousand Dollars ($100,000) per accident. Tenant's comprehensive general public liability insurance shall have extensions of coverage to include blanket contractual liability for written and oral contracts (including Tenant's indemnification obligations hereunder), broad form property damage and premises operations (including explosion, collapse and underground coverage). In addition, Tenant shall maintain or cause its contractor(s) or construction manager to maintain products and completed operations coverage through the period ending two (2) years after completion of construction of the Improvements. Each policy referred to in this Section 11.01 shall name Landlord as an additional insured, as well as Tenant's contractor(s) and/or construction manager during the period of construction of any Improvements and during any period in which construction, alteration or substantial repair work is being performed on or to the Leased Premises or Improvements (or any part thereof). Such liability insurance may be provided by a single policy or combination of underlying policies, with the balance provided by an excess or umbrella liability policy; provided such excess or umbrella insurance complies with all other requirements of this Lease with respect to such insurance.

          SECTION 12.02.  PROPERTY INSURANCE.  During the Term, Tenant shall
          -------------   ------------------
keep the Improvements insured with an insurance company licensed to do business in the State of Indiana and otherwise acceptable to Landlord for the benefit of Landlord and Tenant, as their respective interests may appear, against loss or damage by fire or other casualty (including earthquake, to the extent customary and available at reasonable costs) covered by a customary extended coverage endorsement, in an amount equal to one hundred percent (100%) of the replacement cost thereof and providing for and having a deductible in an amount not exceeding One Hundred Thousand Dollars ($100,000). In addition during the period of construction of the Improvements (or during any period in which construction, alteration or substantial repair work is being performed on or to the Leased Premises or Improvements (or any part thereof), Tenant shall maintain in force builder's all risk coverage, with fire and extended coverages. Such builder's all risk coverage may be written as an endorsement to the casualty insurance required by the first sentence of this Section 11.02 and shall protect the interests of Landlord and Tenant's construction manager and/or contractors and subcontractors as their respective interests may appear. Notwithstanding the foregoing, Tenant shall at all times maintain such insurance in an amount sufficient to meet all co-insurance requirements under such insurance policy. Landlord shall not carry any insurance concurrent in coverage and contributing in the event of loss with any insurance required to be furnished by Tenant hereunder, if the effect of such separate insurance would be to reduce the protection or the payment to be made under Tenant's insurance.

          SECTION 12.03.  PROOF OF INSURANCE.  Tenant shall deliver copies of
          -------------   ------------------
the insurance policies showing the coverages required by this Article XI to Landlord within thirty (30) days after the Commencement Date but in all events prior to the commencement of any excavation or filling of the Real Estate or the construction of any Improvements, and thereafter a copy of each replacement policy shall be provided not less than thirty (30) days prior to the expiration of the policy being replaced. Each such policy referred to in this Article XII shall contain a provision providing that the policy shall not be canceled, not renewed or materially amended without thirty (30) days prior written notice to Landlord.

          SECTION 12.04.  ADJUSTMENT IN INSURANCE.  If by reason of changed
          -------------   -----------------------
conditions or by reason of experience Landlord reasonably determines that the insurance amounts referred to in the foregoing Section 12.01 are inadequate, Tenant shall, at the request of Landlord, increase the amounts of such insurance carried to the extent appropriate for a like facility under like circumstances. In the event that it shall become customary for lessees of similar premises to maintain types or coverages of insurance other than those required to be maintained by Tenant under this Article XII, Tenant shall maintain such other types of coverages of insurance upon the written request of Landlord so long as such types or coverages of insurance can be obtained by Tenant at reasonable cost.

          SECTION 12.05.  WAIVER OF SUBROGATION.  Tenant and Landlord waive all
          -------------   ---------------------
rights against each other and against those for whom the other is legally liable for all losses covered by insurance provided under this Article XI to the extent the limits of such insurance are adequate to cover such losses, it being the intent of this provision to allocate all risk of such loss to such insurance; provided, however, that this waiver shall not be effective if it would preclude
--------  -------
or prejudice the right of Landlord or Tenant to recover under such insurance policy. If the policies of insurance provided for under this Article XI require an endorsement to provide for continued coverage where there is a waiver of subrogation, Tenant shall cause such policies to be so endorsed.

          SECTION 12.06.  INSURANCE PROCEEDS.  The proceeds of all policies of
                          ------------------
insurance on the Improvements maintained pursuant to Section 11.02 remaining after any required payment to any Mortgagee shall be used as a trust fund toward the repair, replacement or rebuilding of the Improvements. Accordingly, all insurance proceeds paid to Tenant and/or Landlord under such policies shall be deemed to be received and held by such party in trust for the payment of the costs of repairing, replacing and rebuilding the Improvements. All such insurance proceeds so received shall be deposited by such party with the first Mortgagee or if there is no Mortgagee with a banking or similar institution approved by Landlord, to be held and disbursed by such Mortgagee or institution for the payment of the costs of repairing, replacing and rebuilding the Improvements in the manner and upon the conditions customarily applicable to construction loans. If the insurance proceeds shall exceed the cost of repairing, replacing or rebuilding the Improvements, the balance remaining after payment of such costs shall be the property of and shall be paid to Tenant. The institution so holding and disbursing the insurance proceeds may deduct from any insurance proceeds deposited with it the amount of its charges for the performance of its services and any reasonable expenses incurred by it in connection therewith.

          Landlord shall cooperate fully with Tenant in collecting such insurance proceeds and shall execute and deliver, as requested by Tenant, any and all proofs, receipts, releases and other instruments as may be appropriate for such purpose.

          SECTION 12.07.  GENERAL PROVISIONS.  In the event Tenant shall fail or
          -------------   ------------------
refuse to obtain any insurance required by this Article XI, Landlord, in addition to any other rights Landlord may have under this Lease or at law or in equity, shall have the right to obtain such insurance. The cost of such insurance shall constitute additional Rent payable by Tenant to Landlord immediately upon demand.


                                 ARTICLE XIII
                                 ------------

                                  DESTRUCTION
                                  -----------

          SECTION 13.01.  TENANT'S OBLIGATION TO REPAIR.  If at any time during
          -------------   -----------------------------
the Term the Improvements shall be destroyed or damaged by fire or other cause, Tenant shall cause the same to be repaired, replaced or rebuilt within a period of time which, under all prevailing circumstances, shall be reasonable, subject to Unavoidable Delays. In the repair, replacement or rebuilding of any Improvements hereunder, Tenant shall repair, replace or rebuild the Improvements so damaged or destroyed to their condition immediately before such damage or destruction, subject to all then applicable laws, ordinances, rules or regulations of any governmental authority affecting the same. If the insurance proceeds payable in respect of any such damage or destruction, less any cost of collection and any less amounts required to be paid to any Mortgagee, shall be insufficient to pay the entire cost of such repair, replacement or rebuilding, Tenant shall provide for the deficiency. In such event, the time within which Tenant shall be required to commence and complete its obligations hereunder shall include a reasonable time to obtain and close the necessary commitments for equity or mortgage financing to cover the deficiency.

          SECTION 13.02.  NO RENT ABATEMENT.  In no event shall Rent or other
          -------------   -----------------
charges due hereunder abate in the event of such damage or destruction.

                                  ARTICLE XIV
                                  -----------

                                 CONDEMNATION
                                 ------------

          SECTION 14.01.  TOTAL CONDEMNATION.  If at any time during the Term
          -------------   ------------------
there shall be a total taking or a Constructive Total Taking of the Leased Premises and Improvements (or any part thereof) in condemnation proceedings or by any right of eminent domain or by a conveyance in lieu thereof, this Lease shall terminate on the date of such taking and the Rent payable by Tenant hereunder shall be prorated and paid to the date of such taking.

          SECTION 14.02.  PROCEEDS OF TOTAL CONDEMNATION.  In the event of any
          -------------   ------------------------------
such total taking or Constructive Total Taking and the termination of this Lease, the Condemnation Proceeds shall be paid to Chicago Title Insurance Company, or such other entity mutually agreeable to Landlord and Tenant, as trustee (the "TRUSTEE"), but shall be applied by Trustee in the following order of priority:

          (a) First, to the Mortgagees in the order of priority of such Mortgages to the extent of unpaid principal amounts of such Mortgages, but only to the extent such unpaid principal amount represents loan proceeds that were used for the constructing and equipping of Improvements and all replacements thereof or the refinancing thereof, and all accrued and unpaid interest thereon and all costs, expenses and advances pursuant thereto and all advances made by such Mortgagee for the benefit of the Leased Premises and Improvements and the continued use and operation thereof;

          (b) Second, to the payment of costs and expenses, including (without limitation) court costs and reasonable attorneys' fees, incurred by Landlord and Tenant in connection with such taking;

          (c) Third, to Landlord in an amount equal to the value of the Real Estate determined as if unencumbered by this Lease and unimproved;

          (d) Fourth, to Landlord in an amount equal to the then present value of the Base Rent which would have been due and payable to Landlord during the Original Term or the applicable Extension Term if such total taking or Constructive Total Taking had not occurred; and

          (e) Any remaining balance shall be paid to Tenant.

Nothing herein contained shall impair the right of Tenant to the full award, compensation or damages payable as an award for loss of business or for moving expenses, as long as such award shall not reduce the amount of the award otherwise recoverable by Landlord from the condemning authority.

          SECTION 14.03.  PARTIAL CONDEMNATION.  In the event of a taking that
          -------------   --------------------
is less than a Constructive Total Taking, this Lease shall not terminate or be affected in any way, except as provided in Section 14.04. The Condemnation Proceeds in such event shall be paid to Trustee and applied by the Trustee, to the extent available (following any required payments to Mortgagees), in the following order of priority:

          (a) First, to the payment of costs and expenses, including (without limitation) reasonable attorneys' fees, incurred by Landlord and Tenant in connection with such taking;

          (b) The balance of the Condemnation Proceeds shall be payable in trust to the first Mortgagee or if there is no Mortgagee to a banking or similar institution approved by Landlord to be disbursed by such Mortgagee or institution for payment of the costs of repairing, replacing or rebuilding the Improvements in the manner then reasonably feasible as required by
     Section 14.04;

          (c) The Condemnation Proceeds, if any, remaining after repair, replacement or rebuilding shall be paid to Tenant, except to the extent of an equitable portion of the Condemnation Proceeds allocable by agreement of Landlord and Tenant to Landlord on account of any taking of fee title to any portion of the Real Estate.

          SECTION 14.04.  RESTORATION.  In the event of a taking that is less
          -------------   -----------
than a Constructive Total Taking, Tenant shall proceed with due diligence, subject to Unavoidable Delays, to repair, replace or rebuild the remaining Improvements to their former condition as may be reasonably possible. If the Condemnation Proceeds are insufficient to pay the entire cost of such repair, replacement or rebuilding, Tenant shall pay any such deficiency.

          SECTION 14.05.  TEMPORARY CONDEMNATION.  If, at any time during the
          -------------   ----------------------
Term, the whole or any part of the Leased Premises or Improvements or Tenant's interest therein under this Lease shall be taken in condemnation proceedings or by any right of eminent domain for temporary use or occupancy, the foregoing provisions of this Article XIV shall not apply, and, except to the extent that Tenant may be prevented from so doing pursuant to the terms of the order of the condemning authority, Tenant shall perform and observe all of the other terms, covenants, conditions and obligations hereof to be performed and observed by it, as though such taking had not occurred. In the event of any such taking of the character referred to in this Section 14.05, Tenant shall be entitled to receive the entire amount of the Condemnation Proceeds paid for such taking, whether paid by way of damages, rent, costs of moving or restoration or otherwise, unless such period of temporary use or occupancy shall extend beyond the expiration of the Term, in which case the Condemnation Proceeds shall be apportioned between Landlord and Tenant as of the date of expiration of the Term. Upon the expiration of any such period of temporary use or occupancy during the Term, Tenant shall, at its expense, restore the Improvements as nearly as may be reasonably possible to the condition in which the same were immediately prior to such taking. If such period of temporary use or occupancy shall extend beyond the expiration of the Term, any portion of the Condemnation Proceeds received by Tenant as compensation for the cost of restoration of the Improvements shall be paid by Tenant to Landlord on the date of termination of this Lease, and Tenant shall be thereby relieved of the obligation to perform such restoration.

          SECTION 14.06.  RENT ADJUSTMENT.  In the event of a taking of the
          -------------   ---------------
character referred to in Section 14.03, this Lease shall terminate as to the portion of the Leased Premises so taken. No such partial taking shall affect the Rent payable hereunder unless (i) the taking includes or affects leasable or other income producing space, or (ii) the taking has or will have, in Tenant's reasonable judgment, an adverse effect upon the operations of the Leased Premises or Improvements. In either of such events, upon the request of Tenant (and payment to Landlord of the payment, if any, agreed upon pursuant to Section 14.03), the Base Rent payable for the balance of the Term of this Lease shall be equitably and proportionately reduced from the date of such taking. If Landlord and Tenant cannot agree upon the amount of such reduction in Base Rent (or payment out of Condemnation Proceeds pursuant to Section 14.03), they shall be determined on a consistent basis by an independent appraiser with M.A.I. credentials selected by agreement of Landlord and Tenant or, in the absence of agreement on a single appraiser, by an independent appraiser with M.A.I. credentials selected by agreement of the appraisers appointed (one each) by Landlord and Tenant. Until the amount of the reduction in the Base Rent has been determined, Tenant shall continue to pay Landlord the Base Rent provided for herein. Upon determination of the reduction in Base Rent, Tenant shall be entitled to credit the amount by which any Base Rent theretofore paid by Tenant for such period exceeds the amount of the Base Rent for such period as so reduced against the first installments of Base Rent thereafter payable under the Lease; provided, however, that if at the time of such determination the Term has ended or such credit exceeds the amount of all future installments of Base Rent payable hereunder, Landlord shall pay to Tenant an amount equal to such excess upon demand.

          SECTION 14.07.  RIGHTS TO APPEAR.  Landlord, Tenant and any Mortgagee
          -------------   ----------------
shall have the right to participate in any condemnation proceeding for the purpose of protecting their rights hereunder, and in this connection, specifically and without limitation, to introduce evidence to establish the value of or damage to the Real Estate, the Leased Premises and/or the Improvements (or any part thereof).


                                  ARTICLE XV
                                  ----------

                                   MORTGAGES
                                   ---------

          SECTION 15.01.  FEE TITLE NOT SUBORDINATED.  Nothing herein shall be
          -------------   --------------------------
deemed to constitute a subordination of Landlord's fee simple title in the Real Estate to any Mortgage or to require Landlord to execute any Mortgage or agreement or instrument or take any action to effect any such subordination.

          SECTION 15.02.  LEASEHOLD MORTGAGES.
          -------------   -------------------

               (a) Without the requirement of any consent of Landlord, Tenant shall have the right to mortgage its entire interest under this Lease and in and to the Improvements.

               The execution and delivery of any such Mortgage shall not be deemed to constitute an assignment or transfer of this Lease, nor shall the holder of any such Mortgage be deemed (prior to a foreclosure judgment and the taking of possession as hereinafter provided) an assignee or transferee of this Lease so as to require such holder to assume the performance of any of the terms, covenants or conditions on the part of Tenant to be performed hereunder. Tenant shall give prompt notice to Landlord of the execution and delivery of a Mortgage meeting the requirements of this Section 15.02 and shall furnish it with conformed copies thereof.

               (b) Notwithstanding anything contained in this Lease to the contrary, no purchaser or transferee at any foreclosure sale or other transfer authorized by law or this Lease shall acquire any right, title or interest in or to this Lease, the Leased Premises or the Improvements unless (i) said purchaser or transferee shall, in the instrument transferring the same or immediately after acquiring the same, assume and agree to keep, observe and perform all of the terms, covenants and provisions of this Lease on the part of the Tenant to be kept, observed and performed (including the obligation to cure defaults arising prior to such assumption curable by the payment of money or otherwise reasonably susceptible of being cured) and shall therein agree that no further or additional mortgage or assignment of this Lease shall be made, except as provided in this Article XIV and (ii) a duplicate-original of said assumption agreement, duly executed and acknowledged by said purchaser or transferee, shall be delivered to Landlord promptly following the consummation of such sale or transfer.

          SECTION 15.03.  NOTICES AND RIGHTS ON TENANT'S  DEFAULT.  If Tenant or
          -------------   ---------------------------------------
a Mortgagee shall provide to Landlord a copy of any such Mortgage, together with written notice specifying the name and address of the Mortgagee, Landlord agrees that so long as any such Mortgage shall remain unsatisfied of record or until written notice of satisfaction is given by the Mortgagee to Landlord, the provisions of this Article XV shall apply. Following any such notification specifying the name and address of a Mortgagee:

          (a) Landlord shall give such Mortgagee notice of each notice given to Tenant under this Lease (such notice to be given in the same manner as provided in the following Article XXV for notices to a party to this Lease) at such Mortgagee's last address for notice provided to Landlord as provided above. No such notice to Tenant shall be effective unless notice thereof is so given to all such Mortgagee(s).

     Landlord shall have no obligation to give notice to a Mortgagee at any address other than such Mortgagee's last address for notice provided to Landlord.

          (b) Such Mortgagee(s) shall have the right, until forty-five (45) days after the later of (i) expiration of Tenant's applicable cure period, or
     (ii) receipt of its copy of any such notice as is given to Tenant, to remedy or cause to be remedied the Event of Default which is the basis of the notice; and Landlord shall accept performance by such Mortgagee as performance by Tenant.

          (c) In case of an Event of Default by Tenant under this Lease, other than an Event of Default susceptible of being cured solely by the payment of money, Landlord shall take no action to effect a termination of this Lease by service of a notice or otherwise without first giving to such Mortgagee(s) a reasonable time, under prevailing circumstances, within which either: (i) to obtain possession of the Leased Premises and Improvements (including possession by a receiver) and to cure such Event of Default, in the case of an Event of Default that is susceptible of being cured when such Mortgagee has obtained possession of the Leased Premises and Improvements; or (ii) to institute and complete foreclosure proceedings or otherwise acquire Tenant's estate under this Lease, in the case of an Event of Default which is not so susceptible of being cured by such Mortgagee upon obtaining possession. The provisions of this clause (c) of this Section 15.03 are conditioned on the Mortgagee delivering to Landlord, within the forty-five (45) day period specified in clause (b) above, an instrument agreeing that it will attempt with due diligence to obtain possession of the Leased Premises and Improvements, and that upon obtaining possession of the Leased Premises and Improvements, whether through foreclosure or otherwise, it will cure such Event of Default (other than an Event of Default described in Article XVIII).

          (d) Such Mortgagee shall not be required to continue possession or continue foreclosure proceedings under clause (c) of this Section if the particular Event of Default has been cured.

          (e) Landlord's right to terminate this Lease by reason of any Event of Default described in Article XVIII shall end, with respect to such Event of Default, on the date such Mortgagee or any purchaser at the foreclosure sale or by assignment in lieu thereof shall obtain possession of the Leased Premises as successor to Tenant (whether or not under a new lease); provided that Landlord has not, prior to such date, validly exercised its right to terminate this Lease, and provided that any purchaser or transferee upon foreclosure or assignment in lieu thereof complies with the provisions of Section 15.02(b).

          (f) Notwithstanding anything to the contrary contained in this Lease, if Landlord shall purport to terminate this Lease for any reason prior to the last day of the Term, Landlord shall enter into a new lease for the Leased Premises with any Mortgagee, or its designee, for the remainder of what would have been the Term of this Lease in the absence of such purported termination, effective as of the date and time of such purported termination, at the Rent and upon the same terms, covenants and conditions contained herein, and Landlord, simultaneously with the execution and delivery of such new lease, shall assign and turn over to the tenant named therein the monies and subleases, if any, then being held by Landlord pursuant to this Lease, which Tenant would have been entitled to but for such purported termination, and said new tenant shall assume such subleases without recourse to Landlord, provided that:

               (i) such Mortgagee shall make written request for such new lease within sixty (60) days after the date of such purported termination; and

               (ii) such Mortgagee shall pay or cause to be paid to Landlord on the commencement date of the term of the new lease, all installments of Rent that at such time are or would have been due and unpaid through such commencement date under this Lease but for such purported termination and shall cure all uncured Events of Default of Tenant under this Lease that are curable by the payment of money or otherwise reasonably susceptible of being cured by such Mortgagee; and shall pay or cause to be paid to Landlord on that date all expenses, including reasonable attorneys' fees, reasonable management fees and court costs and disbursements incurred by Landlord in connection with any such default and purported termination as well as in connection with the execution and delivery of such new lease, less the net income collected by Landlord from the date of such purported termination of this Lease to the commencement date of such new lease, any excess of such net income over the total of said sums and expenses to be applied by Landlord to the payment of the Rent thereafter becoming due under such new lease.

          In the event two or more Mortgagees each exercise their rights hereunder and there is a conflict that renders it impossible to comply with all such requests, the Mortgagee whose leasehold Mortgage would be senior in priority if there were a foreclosure shall prevail. If all of the foregoing conditions shall be satisfied, the purported termination shall be deemed ineffective and void ab initio, so that the new lease shall be
                                 -- ------
     deemed to be a continuation of this Lease for all purposes under applicable law. If such conditions shall not be met, the Lease shall be deemed to have terminated upon the expiration of the sixty (60) day period provided for in the foregoing clause (i) of this paragraph (f).

          (g) In the event any Mortgagee pays any Rent or other sums due hereunder which relate to periods other than during its actual ownership of the leasehold estate, such Mortgagee shall be subrogated to any and all rights which Tenant may assert against Landlord with respect to such period for which such Rent or other sums were paid.

          (h) No surrender or cancellation of this Lease (other than a termination by Landlord in compliance with the conditions of this Article
     XV) shall be effective without written approval of the Mortgagee(s); nor shall the acquisition of both the fee and leasehold estates in the Leased Premises in one entity be deemed to effect a merger thereof without the express written consent of the owner/lessee and all Mortgagees at the time said fee and leasehold estates are so acquired by one entity.

          SECTION 15.04.  NO OBLIGATION TO CURE.  Nothing herein contained shall
          -------------   ---------------------
require any Mortgagee to cure or undertake to cure any default of Tenant, unless and until such Mortgagee elects to exercise any right under Section 15.03 as to which such cure or undertaking to cure is a condition.

          SECTION 15.05.  MODIFICATION OF LEASE.  If in connection with
          -------------   ---------------------
obtaining a Mortgage from a prospective Mortgagee, such Mortgagee shall request reasonable modifications in this Lease as a condition to the making of such Mortgage Loan, Landlord will execute an agreement in recordable form so modifying this Lease, provided that such modifications do not adversely affect Landlord hereunder.

          SECTION 15.06.  EXCLUSION.  The rights contained in this Article XV
          -------------   ---------
and elsewhere in this Lease with respect to Mortgagees shall not apply to any Mortgagee who shall fail to give Landlord written notice of its identity and address.

          SECTION 15.07.  NOTICES TO LANDLORD.  Tenant shall provide to Landlord
          -------------   -------------------
written notice of any material default by Tenant as to which Tenant receives notice pursuant to any Mortgage; and Tenant shall attempt in good faith to obtain the agreement of any Mortgagee to accept any cure tendered by Landlord (without obligation of Landlord to undertake any such cure) of any such material Mortgage default.

                                  ARTICLE XVI
                                  -----------

                             SPECIFIC PERFORMANCE
                             --------------------

          In addition to any other rights that Tenant or Landlord may have under this Lease, if the other fails or refuses to execute, acknowledge and deliver any instrument or instruments or to take any other action (other than an action solely involving the payment of any sum of money) required to effectuate the provisions of this Lease within the time period required by this Lease or, if no time period therefor is specified in this Lease, within any reasonable time period specified in any request from the other party, then from and after the date fifteen (15) days after the date of delivery of a final written demand to the other party requesting such execution, acknowledgment and delivery or other action, the requesting party shall be entitled to specific performance, declaratory relief, or such other remedies at law or equity which may be appropriate to effectuate the provisions of this Lease.


                                 ARTICLE XVII
                                 ------------

                           LANDLORD'S RIGHT OF ENTRY
                           -------------------------

          Tenant shall permit Landlord and its authorized representatives, upon reasonable prior notice, to enter the Leased Premises and Improvements for the purpose of (a) inspecting the same, (b) showing the same to prospective purchaser's of Landlord's title to the Leased Premises or to prospective tenant's of the Leased Premises, or (c) performing any work in the Leased Premises that may be necessary by reason of Tenant's failure to perform any such work or to commence the same within ten (10) days after written notice from Landlord (or without notice in case of emergency). Nothing herein shall imply any duty on the part of Landlord to do any such work, and performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant or any subtenant or licensee of Tenant by reason of performing any such work, and the obligations of Tenant under this Lease shall not be affected thereby.

                                 ARTICLE XVIII
                                 -------------

                                   DEFAULTS
                                   --------

          SECTION 18.01.  EVENTS OF DEFAULT.  Each of the following events, if
          -------------   -----------------
not remedied as hereinafter provided, shall be deemed an "Event of Default":

          (a) The occurrence of any event set forth in Article XX, as therein provided;

          (b) Tenant's failure to pay any installment of Rent within thirty (30) days of the due date thereof;
          (c) Tenant's failure to perform any other covenant or agreement herein contained on Tenant's part to be kept or performed and the continuance of such failure for a period of thirty (30) days after notice in writing to Tenant from Landlord specifying the nature of such failure;

          (d) Tenant obtains a License for Switzerland County, Indiana and such License shall be cancelled, terminated or revoked or shall have expired and not be renewed, and Tenant shall not have assigned this Lease with the consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed, to any other person or entity that holds a License for Switzerland County, Indiana within one (1) year after the date of such cancellation, termination, revocation or expiration; or

          (e) In the event Tenant abandons its efforts to obtain the License.

Upon the occurrence of any Event of Default, Landlord may, at its option, give to Tenant a written notice of its election to end the Term of this Lease upon a date specified in such notice, which date shall be not less than forty-five (45) days after the date of delivery to Tenant of such notice by Landlord. Simultaneously with the sending of any notice of default or termination to Tenant, Landlord shall send a copy of such notice to Mortgagees, as required by
Section 15.03.

          SECTION 18.02.  EXTENSIONS.  If Landlord gives notice at any time of a
          -------------   ----------
default of a nature that cannot be cured within the thirty (30) day period provided in Section 18.01(c), then such default shall not be deemed an Event of Default so long as Tenant, following notice from Landlord, proceeds to cure the default as soon as reasonably possible and continues to take all reasonable steps necessary to complete the same within a period of time which, under all prevailing circumstances, shall be reasonable. In addition, no Event of Default shall be deemed to have occurred if and so long as Tenant shall be delayed in or prevented from curing the same within the applicable cure period by Unavoidable Delay.

          SECTION 18.03.  REMEDIES.  Upon any Event of Default pursuant to
          -------------   --------
Section 18.01, or at any time thereafter so long as the same is not cured, Landlord may, in addition to and without prejudice to any other rights and remedies Landlord shall have under this Lease or at law or in equity, (a) cure any such Event of Default and collect the cost thereof from Tenant upon demand or (b) reenter the Leased Premises and Improvements and recover possession thereof (subject in each case to the rights of Mortgagees provided in Article
XV) in the manner prescribed by law, or (c) terminate this Lease. In case of any such reentry and recovery of possession, Landlord may, subject to Article
XV:

          (i) collect all rents, proceeds and profits of the Leased Premises and Improvements and operate the same for its own account, and relet the Leased

     Premises and Improvements or any part thereof, either in the name of Landlord or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the then remaining Term of this Lease; and/or
          (ii) terminate this Lease.

During any period of possession hereunder, Landlord, at Landlord's option, may complete such construction, alterations, repairs, and/or replacements of in the Leased Premises and Improvements as Landlord, in Landlord's reasonable judgment, considers advisable and necessary; and the making of such alterations, repairs and/or replacements shall not operate or be construed to release Tenant from liability hereunder.


                                  ARTICLE XIX
                                  -----------

                         TENANT'S RIGHT TO TERMINATION
                         -----------------------------

          Tenant shall have the right to terminate this Lease if any of the following occur, or fail to occur, as the case may be: (i) on or before ninety
(90) days after the Execution Date Tenant is unable to obtain an acceptable, in Tenant's reasonable discretion, title insurance policy, survey, environmental assessment report or required permits covering the Leased Premises on or before such date; (ii) on or before the Commencement Date Tenant has not obtained a License and Tenant is not in default under this Lease; or (iii) it becomes illegal under applicable local, state or federal law for the Tenant and all other entities to operate a riverboat casino on the Ohio River in connection with the Leased Premises, and there are no appeals, proceedings or actions pending that would invalidate or have the affect of invalidating such law.


                                  ARTICLE XX
                                  ----------

                           BANKRUPTCY AND INSOLVENCY
                           -------------------------

          SECTION 20.01. CERTAIN EVENTS OF DEFAULT SPECIFIED. If during the
          -------------  -----------------------------------
Term:

          (a) Tenant shall be adjudicated a bankrupt or adjudged to be insolvent;

          (b) A receiver or trustee shall be appointed for Tenant's property and affairs, unless such appointment shall be vacated within ninety (90) days of its entry;

          (c) Tenant shall make an assignment for the benefit of creditors;

          (d) A petition shall be filed proposing the adjudication of Tenant as a bankrupt or insolvent or the reorganization of Tenant or an arrangement by Tenant with its creditors whether pursuant to the United States Bankruptcy Code or any similar federal or state proceedings, unless such petition is filed by a party other than Tenant and is withdrawn or is dismissed within ninety (90) days after the date of filing; or
          (e) Any execution or attachment shall be issued against Tenant or any of Tenant's property, whereby the Leased Premises or Improvements shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant, unless such attachment is a prejudgment attachment that is set aside within ninety (90) days after the issuance of the same;

then, subject to Section 20.02, an Event of Default hereunder shall be deemed to have occurred so that the provisions of Article XVIII hereof shall become effective; and Landlord shall have the rights and remedies provided for therein in addition to all other legal remedies available to Landlord.

          SECTION 20.02.  PRESERVATION OF LEASEHOLD ESTATE.  Notwithstanding
          -------------   --------------------------------
anything to the contrary contained in Article XIX, upon the occurrence of an Event of Default pursuant to this Article XX, then (in addition to any rights of Mortgagees under Article XV) if the Rent due and payable hereunder shall continue to be paid and the other covenants and agreements of this Lease on Tenant's part to be kept and performed shall continue to be kept and performed, no Event of Default shall be deemed to have occurred and the provisions of
Article XVIII shall not become effective.


                                  ARTICLE XXI
                                  -----------

                               UTILITY EASEMENTS
                               -----------------

          Upon request of Tenant, Landlord shall grant easements at locations and in scope reasonably acceptable to Landlord as may be required by public utility companies or governmental authorities as a condition to providing any utility services necessary or appropriate for the use and operation of the Leased Premises and Improvements as permitted by this Lease.


                                 ARTICLE XXII
                                 ------------

                                   SURRENDER
                                   ---------

          SECTION 22.01.  SURRENDER OF LEASED PREMISES.  Tenant shall surrender
          -------------   ----------------------------
the Leased Premises and Improvements to Landlord at the expiration or earlier termination of the Term or of Tenant's right to possession hereunder, without delay, in good order, condition and repair except for reasonable wear and tear after the last necessary repair, replacement, or rebuilding made by Tenant, with all leasehold improvements necessary for the continued operation of the Improvements for the purposes for which such Improvements were designed, free and clear of all liens and encumbrances except the liens for taxes and assessments not then due and payable, and without any payment or allowance whatever by Landlord for the Improvements. For purposes of this Article XXII leasehold improvements shall include (without limitation) floor coverings (excluding area rugs), wall coverings, ceilings, lighting systems and fixtures, plumbing fixtures and other mechanical systems, equipment and facilities and built-in installations. Leasehold improvements do not include trade fixtures, trade equipment, kitchen equipment, furniture, inventory and similar movable personal property.

          SECTION 22.02.  DEMOLITION OF IMPROVEMENTS.  Notwithstanding the
          -------------   --------------------------
provisions of Sections 22.01 or 22.03, Landlord shall have the right to require that Tenant demolish and remove all or certain designated Improvements from the Leased Premises upon the expiration of the Term. Such election by Landlord shall be made by written notice from Landlord to Tenant given within thirty (30) days after Tenant provides written notice to Landlord in accordance with the provisions of Section 22.03. In the event of such election by Landlord, Tenant shall commence and complete such demolition or removal at Tenant's expense and shall grade and seed the Leased Premises following such demolition and removal within a reasonable time after the expiration of the Term. Before commencing any demolition or removal, Tenant shall furnish to Landlord surety bonds insuring completion of the demolition and removal as required by this Section. In the event that Tenant shall fail fully and properly to complete such demolition and removal within a reasonable time after the expiration of the Term, Landlord shall be entitled to complete the same, and the costs thereof incurred by Landlord shall be payable by Tenant to Landlord as additional Rent; provided, however, that if such demolition and removal cannot be completed by Tenant within a reasonable time after the expiration of the Term because of Unavoidable Delay, the Term shall be extended by a period of time commensurate with such Unavoidable Delay so as to permit Tenant an opportunity to complete its demolition and removal.

          SECTION 22.03.  REMOVAL OF IMPROVEMENTS.  Notwithstanding the
          -------------   -----------------------
provisions of Sections 22.01 or 22.02, Tenant shall have the right to remove any or all leasehold improvements, personal property or Improvements from the Leased Premises as of the expiration of the Term. Tenant shall provide Landlord with a written notice within thirty (30) days after the termination or expiration of this Lease specifying the leasehold improvements, personal property and Improvements that it intends to remove from the Leased Premises.

          SECTION 22.04.  PERSONAL PROPERTY NOT REMOVED.  Any personal property
          -------------   -----------------------------
of Tenant which shall remain in or upon the Leased Premises as of the date Tenant has surrendered possession of the Leased Premises shall be deemed to have been abandoned by Tenant, and at the option of Landlord, such property: (a) shall be retained by Landlord as its property; (b) shall be disposed of by Landlord in such manner as Landlord shall determine, without accountability to any person; or (c) shall be promptly removed by Tenant, at Tenant's expense, upon written request from Landlord. Landlord shall not be responsible for any loss or damage occurring to any property owned by Tenant or any licensee or sublessee of Tenant.

          SECTION 22.05.  GRANT OF RECIPROCAL EASEMENTS.  In the event that, at
          -------------   -----------------------------
the time of the expiration or earlier termination of the Term, Tenant or an Affiliate of Tenant owns real estate adjacent to the Real Estate on which are constructed driveways or walkways providing access to any Improvements or any other facilities essential to the reasonable, economic use of the Improvements, Tenant shall grant or cause its Affiliate to grant Landlord such easements appurtenant to the Real Estate as Landlord shall reasonably request providing for the continued use of such driveways, walkways and/or facilities in connection with the Improvements in the manner the same were used prior to the expiration or earlier termination of the Term. Such easements may require Landlord to contribute to the cost of maintenance and repair of such driveways, walkways and/or facilities upon terms reasonable and appropriate under the prevailing circumstances.

          SECTION 22.06.  SURVIVAL OF TERMS.  The terms of this Article XXII
          -------------   -----------------
shall survive any termination of this Lease.

                                 ARTICLE XXIII
                                 -------------

                                   NO WAIVER
                                   ---------

          Failure of Landlord or Tenant to complain of any act or omission on the part of the other party, however long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by Landlord or Tenant at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. No acceptance by Landlord of any partial payment shall constitute an accord or satisfaction, and such partial payment shall only be deemed a part payment on account.

                                 ARTICLE XXIV
                                 ------------

                             LANDLORD'S LIABILITY
                             --------------------

          SECTION 24.01.  ASSIGNMENT BY LANDLORD.  Subject to the provisions of
          --------------  -----------------------
Article VI above, Landlord may transfer or assign its interest in this Lease and title to the Leased Premises to any person or entity without the requirement of any consent by Tenant. In the event of the transfer or assignment of Landlord's interest in this Lease and title to the Leased Premises and the assumption by such transferee or assignee of all duties and obligations for the performance or observance of any covenants or agreements to be performed or observed by Landlord hereunder, only the transferee or assignee shall be responsible for the performance or observance of such covenants or agreements thereafter under this Lease. It is the intent of this Section 24.01 that the provisions of this Lease shall be binding on Landlord, its successors and assigns, only during and in respect of their respective periods of ownership.

          SECTION 24.02. LIMITATION ON RIGHT OF RECOVERY AGAINST LANDLORD.
          -------------- -------------------------------------------------
Notwithstanding anything to the contrary contained in this Lease, there shall be absolutely no personal liability on Landlord, or any successor or assign of Landlord, with respect to the terms, covenants and provisions of this Lease, and Tenant shall look solely to the interest of the Landlord, its successors and assigns, in the Leased Premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord (or by such successor or assign) of any of the terms, covenants and provisions of this Lease to be observed or performed by Landlord hereunder, such exculpation of personal liability to be absolute and without any exception whatsoever.


                                  ARTICLE XXV
                                  -----------

                                 FORCE MAJEURE
                                 -------------

          In the event that Landlord or Tenant shall be delayed, hindered in, or prevented from the performance of any act required hereunder by reason of Unavoidable Delay, then performance of such act shall be excused for the period of the Unavoidable Delay and the period for the performance of any such act shall be extended for a period equivalent to the period of the Unavoidable Delay.

                                 ARTICLE XXVI
                                 ------------

                                    NOTICES
                                    -------

          No notice, approval, consent or other communication authorized or required by this Lease shall be effective unless the same shall be in writing. Any such communication shall be deemed given when either (a) hand delivered, with signed receipt obtained therefor, (b) sent postage prepaid by United States registered or certified mail, return receipt requested, directed or addressed in each case to the other party at its address set forth below, or such other address as either party may designate by notice given from time to time in accordance with this Article XXVI, or (c) sent by nationally recognized overnight courier service with all charges prepaid or billed to sender, directed or addressed in each case to the other party at its address set forth below, or such other address as either party may designate by notice given from time to time in accordance with this Article XXVI; and (d) delivered or sent in the same manner to any Mortgagee entitled to a copy of such notice pursuant to Section 15.03.

                  The address for notices to Landlord is:

                       Dan's Marina
                       Mile 530, Ohio River & Craig's Creek
                       Warsaw, Kentucky 41095
                       Attention: Daniel Webster


                       The address for notices to Tenant is:

                       Pinnacle Gaming Development Corp.
                       Post Office Box 399
                       Verdi, Nevada 89439
                       Attention: Robert F. List

                                 ARTICLE XXVII
                                 -------------

                                 CERTIFICATES
                                 ------------

          Either party shall, without charge, at any time and from time to time hereafter, within fifteen (15) days after written request of the other, certify by written instrument duly executed and acknowledged to any mortgagee or purchaser, or proposed mortgagee or proposed purchaser, or any other person, firm or corporation specified in such request:

          (a) As to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment;

          (b) As to the validity and force and effect of this Lease, in accordance with its tenor as then constituted;

          (c) As to the existence of any default hereunder on the part of the other party to this Lease;

          (d) As to the existence of any offsets, counterclaims or defenses thereto on the part of such other party;

          (e)  As to the commencement and expiration dates of the Term; and

          (f)  As to any other matters as may reasonably be so requested.

          Any certificate referred to in this Article XXVII may be relied upon by the party requesting it and any other person, firm or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing same.

                                 ARTICLE XXIX
                                 ------------

                                    GENERAL
                                    -------

          SECTION 29.01.  GOVERNING LAW.  This Lease and the performance hereof
          -------------   -------------
shall be governed, interpreted, construed and enforced by and in accordance with the laws of the State of Indiana.

          SECTION 29.02.  PARTIAL INVALIDITY.  If any term, covenant, condition
          -------------   ------------------
or provision of this Lease, or the application thereof to any person or circumstance, shall at any time or to any extent be held invalid, illegal or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby, and this Lease shall be construed as if the invalid, illegal or unenforceable provision was not included herein.

          SECTION 29.03.  MEMORANDUM OF LEASE.  The parties shall, at the
          -------------   -------------------
request of either of them, promptly execute and deliver duplicate originals of an instrument, in recordable form, which will constitute a memorandum of this Lease, setting forth a description of the Leased Premises, the term of this Lease and any other portions thereof.

          SECTION 29.04.  REMOTE VESTING.  This Lease and all rights and
          -------------   --------------
interests created hereby are intended to comply in all respects with applicable common or statutory law, including the common law Rule Against Perpetuities or analogous statutory restrictions. Therefore, any provision of this Lease that shall be construed by a final, non-appealable judicial determination to create or permit to arise any interest in the Leased Premises that may vest in the future in any person shall be deemed to prohibit the creation of such interest from and after the date that is twenty-one

(21) years after the death of the survivor of the now living lawful descendants of any of the persons who are attorneys practicing with the firm of Baker & Daniels in Indianapolis, Indiana, as of the date of this Lease.

          SECTION 29.05.  INTERPRETATION.  Wherever herein the singular number
          -------------   --------------
is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context shall require. The section headings used herein are for reference and convenience only and shall not enter into the interpretation hereof. This Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          SECTION 29.06.  ENTIRE AGREEMENT.  This Lease and that certain Option
          -------------   ----------------
to Lease Agreement between Landlord and Tenant pursuant to which this Lease is executed constitute the entire agreement of the parties with respect to the leasing of the Leased Premises by Tenant from Landlord, and there are no representations, understanding or agreements between the parties that are not set forth herein or therein. This Lease may not be modified except by a written instrument signed by Tenant and Landlord.

          SECTION 29.07.  PARTIES.  Except as herein otherwise expressly
          -------------   -------
provided, the covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective successors and assigns.

          SECTION 29.08.   CONSTRUCTION OF AGREEMENT.  Landlord and Tenant have
          -------------    -------------------------
participated fully in the negotiation and preparation of this Lease. Accordingly, this Lease shall not be construed more strictly against any one of the parties hereto.

          SECTION 29.09.  ATTORNEYS' FEES.  Tenant shall pay the costs and
          -------------   ---------------
attorneys' fees incurred by Landlord in obtaining possession of the Leased Premises after default of Tenant or upon the expiration or earlier termination of the Term. The nonprevailing party shall pay the reasonable costs and attorneys' fees incurred by the prevailing party in successfully enforcing against the nonprevailing party any covenant or agreement of this Lease.

          SECTION 29.10.  AUTHORITY.  Landlord and Tenant each represent and
          -------------   ---------
warrant to the other, respectively, that (a) such party has the power and authority to execute and deliver this Lease and to observe and perform the respective covenants to be observed by them hereunder, (b) that the undersigned person executing this Lease on such party's behalf has been fully empowered and duly authorized by all necessary action of such party to execute and deliver this Lease for and on behalf of such party, and (c) this Lease is the legal, valid and binding obligation of such party.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                             [INTENTIONALLY BLANK]

                            LANDLORD SIGNATURE PAGE

                                           LANDLORD:


                                      __________________________________
                                      Daniel Webster


                                      __________________________________
                                      Marsha Webster


                                      __________________________________
                                      William G. Diuguid


                                      __________________________________
                                      Sara T. Diuguid


                                      __________________________________
                                      J.R. Showers, III


                                      __________________________________
                                      Carol A. Showers

                             TENANT SIGNATURE PAGE



                                           TENANT:

                                 PINNACLE GAMING DEVELOPMENT CORP.,
                                 a Colorado corporation



                                 By: __________________________________
                                      Robert F. List, Treasurer